EXHIBIT 4(A)







            _________________________________________



                 ARKANSAS POWER & LIGHT COMPANY

                               TO

                          CHEMICAL BANK


                           AS TRUSTEE



                            _________


                            Indenture
                      (For Debt Securities)


                    Dated as of March 1, 1996




            _________________________________________

           THIS INDENTURE, dated as of ___________, 1996, between ARKANSAS POWER & LIGHT COMPANY, a corporation duly organized and existing under the laws of the State of Arkansas (herein called the "Company"), having its principal office at 425 West Capitol, Little Rock, Arkansas 72201, and CHEMICAL BANK, a New York corporation, having its principal corporate trust office at 450 West 33rd Street, New York, New York 10001, as Trustee (herein called the "Trustee").

                     RECITAL OF THE COMPANY

          The Company has duly authorized the execution and deliv ery of this Indenture to provide for the issuance from time to time of debentures, notes or other evidences of indebtedness (herein called the "Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One or Article Fifteen of this Indenture.

                        GRANTING CLAUSES

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           That and in consideration of the premises and the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following (subject, however, to the terms and conditions set forth in this Indenture):


Granting Clause

           All right, title and interest of the Company, as of the date of the execution and delivery of this Indenture, in and to all electric utility plant property owned by the Company, real, personal and mixed, located in the State of Arkansas or any other State in the United States of America which property is more specifically described or referred to in Exhibit A attached hereto and incorporated herein by this reference together with all property similar in character and kind to the Mortgaged Property hereafter constructed, made or acquired by the Company.

           TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

           SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of this Indenture (including, but not limited to, the Liens of the First Mortgage Bond Indenture and
(b) such liens as may be granted upon the Mortgaged Property hereinafter; and

           SUBJECT, FURTHER, to the condition that, with respect to any property which is now or hereafter becomes subject to the Lien of the First Mortgage Bond Indenture, the Lien of this Indenture shall at all times be junior, subject and subordinate to the Lien of the First Mortgage Bond Indenture;

           IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

           PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Seven or Article Fifteen hereof; otherwise this Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect; and

           IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company hereby covenants and agrees to and with the Trustee, for the equal and ratable benefit of all Holders of the Securities, as follows:


                          ARTICLE ONE

    Definitions and Other Provisions of General Application

SECTION 101.  Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

           (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

           (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

           (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Nine, are de fined in that Article.

           "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

           "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

           "Authorized Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant
Treasurer, or any other duly authorized officer of the Company.

            "Board of Directors" means either the board of directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

           "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

           "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

           "Commission" means the Securities and Exchange Commis sion, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, per forming such duties at such time.

           "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written re quest or order signed in the name of the Company by an Authorized
Officer and delivered to the Trustee.

           "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is located at 450 West 33rd Street, New York, New York 10001.

           "corporation" means a corporation, association, compa ny, joint stock company or business trust.

           "Defaulted  Interest"  has the  meaning  specified  in
Section 307.

           "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802. "Interest" with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "Eligible Obligations" means:

          (a) with respect to Securities denominated in Dollars, Government Obligations; or

           (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301.

           "Event of Default" with respect to Securities of a particular series has the meaning specified in Section 801.

           "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

          "Government Obligations" means:

           (a) direct obligations of, or obligations the princi pal of and interest on which are unconditionally guaranteed by, the United States entitled to the benefit of the full faith and credit thereof; and

           (b) certificates, depositary receipts or other in struments which evidence a direct ownership interest in obli gations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to Federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

           "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indenture" means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

           "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

           "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

           "Officer's Certificate" means a certificate signed by an Authorized Officer and delivered to the Trustee.

           "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

           "Outstanding", when used with respect  to  Securities,
means,   as   of  the  date  of  determination,  all   Securities
theretofore authenticated and delivered under this Indenture, except:

           (a) Securities theretofore canceled or delivered to the Trustee for cancellation;

           (b) Securities deemed to have been paid for all purposes of this Indenture in accordance with Section 701
     (whether or not the Company's indebtedness in respect thereof shall be satisfied and discharged for any other purpose); and

           (c) Securities which have been paid pursuant to Sec tion 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

                     (x)  Securities owned by the Company or  any
          other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Secu rities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be re garded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company, any such other obligor of Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securi ties or any Affiliate of the Company or of such other obligor; and provided, further, that in no event shall any Security which shall have been delivered to evidence or secure, in whole or in part, the Company's obligations in respect of other indebtedness be deemed to be owned by the Company if the principal of such Security is payable, whether at Stated Maturity or upon mandatory redemption, at the same time as the principal of such other indebtedness is payable, whether at Stated Maturity or upon mandatory redemption or acceleration, but only to the extent of such portion of the principal amount of such Security as does not exceed the principal amount of such other indebtedness; and

                     (y)   the  principal amount  of  a  Discount
          Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 802; and

                     (z)   the  principal amount of any  Security
          which is denominated in a currency other than Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of Dollars which could have been purchased by the princi pal amount (or, in the case of a Discount Security, the Dollar equivalent on the date determined as set forth below of the amount determined as provided in (y) above) of such currency or composite currency evidenced by such Security, in each such case certified to the
          Trustee in an Officer's Certificate, based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the
          New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of deter mination which shall be as consistent as practicable with the method set forth in (i) above;

provided,  further,  that,  in  the  case  of  any  Security  the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

          "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Securities on behalf of the Company.

           "Periodic Offering" means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, all as contemplated in Section 301 and clause (b) of Section 303.

             "Person"    means   any   individual,   corporation,
partnership, joint venture, trust, limited liability company, limited liability partnership or unincorporated organization or any Governmental Authority thereof.

           "Place of Payment", when used with respect to the Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

           "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Secur ity to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

           "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

           "Required  Currency"  has  the  meaning  specified  in
Section 311.

           "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "Securities" means any bonds, notes and other evidences of indebtedness authenticated and delivered under this Indenture.

           "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

           "Special Record Date" for the payment of any Defaulted
Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

           "Stated Interest Rate" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness in respect of which the Company's obligations are evidenced or secured in whole or in part by such Security.

           "Stated Maturity", when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

           "Successor Corporation" has the meaning set  forth  in
Section 1101.

           "Tranche" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

           "Trust Indenture Act" means, as of any time, the Trust
Indenture Act of 1939, as amended, or any successor statute, as in effect at such time.

           "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this
Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "United States" means the United States of America, its
Territories, its possessions and other areas subject to its political jurisdiction.

SECTION 102.  Compliance Certificates and Opinions.

            Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is speci fically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

           (a) a statement that each Person signing such cer tificate or opinion has read such covenant or condition and the definitions herein relating thereto;

           (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

           Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

SECTION 104.  Acts of Holders.

           (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 901) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1306.

           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) The principal amount (except as otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

           (d) Any request, demand, authorization, direction, no tice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

           (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

           (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Secu rities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

           (g) The Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or other Act solicited by the Company, but the Company shall have no obligation to do so. In addition, the Trustee may, at its option, fix in advance a record date for the determination of Holders entitled to join in the giving or making of any Notice of
     Default,  any  declaration of acceleration  referred  to  in
     Section 802, any request to institute proceedings referred to in Section 807 and 812. If any such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act or such notice, declaration, request or direction may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be the Holders for the purposes of determining (i) whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such Act (and for that purpose the Outstanding Securities shall be computed as of the record date) and/or (ii) which Holders may revoke any such Act (notwithstanding subsection (e) of this Section).

SECTION 105.  Notices, Etc. to Trustee and Company.

           Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document pro vided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if the same shall be in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission, telex or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

          If to the Trustee, to:

          Chemical Bank
          450 West 33rd Street
          New York, New York  10001

          Attention:
          Telephone:
          Telecopy:

          If to the Company, to:

          Arkansas Power & Light Company
          425 West Capitol
          Little Rock, Arkansas 72201

          Attention:
          Telephone:
          Telecopy:

           Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission, telex or other direct written electronic means, on the date of transmission, and if transmitted by registered mail, on the date of receipt.

SECTION 106.  Notice to Holders of Securities; Waiver.

           Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

           In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

           Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.  Conflict with Trust Indenture Act.

          If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

SECTION 108.  Effect of Headings and Table of Contents.

           The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

           All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

           In case any provision in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

          Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.

           This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New
York, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

SECTION 113.  Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.


                          ARTICLE TWO

                         Security Forms

SECTION 201.  Forms Generally.

           The definitive Securities of each series shall be in substantially the form or forms established in the indenture supplemental hereto establishing such series, or in a Board Resolution establishing such series, or in an Officer's
Certificate pursuant to such a supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be
determined   by  the  officers  executing  such  Securities,   as
evidenced by their execution of the Securities. If the form or forms of Securities of any series are established in a Board
Resolution or in an Officer's Certificate pursuant to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

           Unless otherwise specified as contemplated by Section 301, the Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION 202.  Form of Trustee's Certificate of Authentication.

          The Trustee's certificate of authentication shall be in substantially the form set forth below:

                     This is one of the Securities of the series designated therein referred to in the within-mentioned
          Indenture.


                              _________________________________
                                   as Trustee


                              By: _____________________________
                                   Authorized Officer


                         ARTICLE THREE

                         The Securities


SECTION 301.  Amount Unlimited; Issuable in Series.

           The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

           The Securities may be issued in one or more series. Prior to the authentication and delivery of Securities of any series, there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution:

           (a)  the title of the Securities of such series (which
     shall  distinguish  the  Securities  of  such  series   from
     Securities of all other series);

           (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 406 or 1206 and, except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

            (c) the Person or Persons (without specific identification) to whom interest on Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

           (d) the date or dates on which the principal of the Securities of such series or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

           (e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310;

           (f)   the place or places at which or methods by which
     (1) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (2) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (3) exchanges of Securities of such series, or any Tranche thereof, may be effected and (4) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and if such is the case, that the principal of such Securities shall be payable without the presentment or surrender thereof;

          (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, or any Tranche thereof, resulting in delisting of such Securities from any national exchange;

           (h) the obligation or obligations, if any, of the Company to redeem or purchase the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other analogous mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption at the option of the Holder;

           (i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

           (j) the currency or currencies, including composite currencies, in which payment of the principal of and premi um, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars);

           (k) if the principal of or premium, if any, or in terest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the coin or currency in which payment of any amount as to which such election is made will be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

           (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

           (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

           (n) if other than the principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

           (o) any Events of Default, in addition to those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Six and whether any such covenants may be waived pursuant to Section 607;

            (p) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

           (q) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction  and discharge thereof as provided  in  Section
     701;

           (r) if the Securities of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form and (iii) any and all other matters incidental to such Securities;

           (s) if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1201;

           (t)   to the extent not established pursuant to clause
     (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

          (u) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; and

           (v) any other terms of the Securities of such series, or any Tranche thereof, not inconsistent with the provisions of this Indenture.

           With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board
Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by the clause (b) of Section 303.

SECTION 302.  Denominations

           Unless  otherwise provided as contemplated by  Section
301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.

           Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities shall be executed on behalf of the Company by an Authorized Officer, and may have the corporate seal of the Company affixed thereto or reproduced thereon and attested by any other Authorized Officer. The signature of any or all of these officers on the Securities may be manual or facsimile.

           Securities bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such
Securities or did not hold such offices at the date of such Securities.

           So long as Article Fifteen is in effect, the Trustee shall only authenticate and deliver Securities for original issue pursuant to the provisions of Article Fifteen. When Article Fifteen is no longer in effect, the Trustee shall authenticate and deliver Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

           (a) the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

           (b) a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Sections 201 and 301, either (i) establishing such terms or
     (ii) in the case of Securities of a series subject to a Peri odic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

           (c) the Securities of such series, executed on behalf of the Company by an Authorized Officer;

          (d)  an Opinion of Counsel to the effect that:

                      (i)    that  the  form  or  forms  of  such
          Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

                     (ii)  that the terms of such Securities have
          been duly authorized by the Company and have been estab lished in conformity with the provisions of this Inden ture; and

                     (iii)   such  Securities, when authenticated
          and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of such Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all Securities of such series) and that in lieu of the opinions described in clauses (ii) and (iii) above Counsel may opine that:

                     (x)  when the terms of such Securities shall
          have been established pursuant to a Company Order or Orders or pursuant to such procedures (acceptable to the Trustee) as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

                     (y)  such Securities, when authenticated and
          delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Inden ture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           (e) an Officer's Certificate to the effect that, to the knowledge of the signer, no Event of Default has occurred and is continuing; provided, however, that with respect to Securities of a series subject to a Periodic Offering, either (i) such an Officer's Certificate shall be delivered at the time of the authentication and delivery of each Security of such series or (ii) the Officer's Certificate delivered at or prior to the time of the first authentication and delivery of the Securities of such series shall state that the statements therein shall be deemed to be made at the time of each, or each subsequent, authentication and delivery of Securities of such series.

           With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any Governmental Authority having jurisdiction over the Company.

           If the form or terms of the Securities of any series have been established by or pursuant to a Board Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

           Unless  otherwise specified as contemplated by Section
301  with  respect to any series of Securities,  or  any  Tranche
thereof,   each  Security  shall  be  dated  the  date   of   its
authentication.

           Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication sub stantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if (a) any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, (b) the Company shall deliver such Security to the Security Registrar for cancellation or shall cancel such Security and deliver evidence of such cancellation to the Trustee, in each case as provided in Section 309, and (c) the Company, at its election, shall deliver to the Trustee a written statement (which need not comply with Section 102 and need not be accompanied by an Officer's Certificate or an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, then, for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

SECTION 304.  Temporary Securities.

          Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the defi nitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

           Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, after the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series or Tranche upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 602 in a Place of
Payment for such Securities. Upon such surrender of temporary Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series and Tranche, of
authorized   denominations  and  of  like  tenor  and   aggregate
principal amount.

           Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

SECTION   305.    Registration,  Registration  of  Transfer   and
Exchange.

           The  Company  shall cause to be kept  in  one  of  the
offices designated pursuant to Section 602, with respect to the Securities of each series, a register (the register kept in accordance with this Section being referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series or any Tranche thereof and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series, and such Person is referred to herein, with respect to such series, as the "Security Registrar." Anything herein to the contrary notwithstanding, the Company may designate one of its offices as the office in which the register with respect to the Securities of one or more series shall be maintained, and the Company may designate itself the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

           Except  as  otherwise  specified  as  contemplated  by
Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

           Except  as  otherwise  specified  as  contemplated  by
Section 301 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder, for one or more new Securities of the same series and Tranche, of authorized denomina tions and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

           All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

           Unless otherwise specified as contemplated by Section 301 with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other govern mental charge that may be imposed in connection with any registra tion of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.

           The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of
(a) Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

           If  any  mutilated  Security  is  surrendered  to  the
Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trus tee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, but subject to compliance with the foregoing conditions, instead of issuing a new Security, pay such Security.

           Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

           Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

           The provisions of this Section are exclusive and shall
preclude  (to  the extent lawful) all other rights  and  remedies
with   respect  to  the  replacement  or  payment  of  mutilated, destroyed, lost or stolen Securities.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

           Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

           Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

           (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Secu rities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (herein called a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the pro posed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such De faulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

           (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section and
Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

           The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation by Security Registrar.

           All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Security Registrar. The Company may at any time deliver to the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Security Registrar shall be disposed of in accordance with a Company Order delivered to the Security Registrar and the Trustee, and the Security Registrar shall promptly deliver a certificate of disposition to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Securities be returned to it. The Security Registrar shall promptly deliver evidence of any cancellation of a Security in accordance with this Section 309 to the Trustee and the Company.

SECTION 310.  Computation of Interest.

           Except  as  otherwise  specified  as  contemplated  by
Section 301 for Securities of any series, or any Tranche thereof, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

SECTION 311.  Payment to Be in Proper Currency.

           In the case of the Securities of any series, or any Tranche thereof, denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Securities as contemplated by Section 301, the obligation of the Company to make any payment of the principal thereof, or the premium, if any, or interest, if any, thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.


                          ARTICLE FOUR

                    Redemption of Securities

SECTION 401.  Applicability of Article.

          Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

SECTION 402.  Election to Redeem; Notice to Trustee.

           The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officer's Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Offi cer's Certificate evidencing compliance with such restriction or condition.

SECTION 403.  Selection of Securities to Be Redeemed.

           If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Security Registrar from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for any particular series or Tranche, or, in the absence of any such provision, by such method of random selection as the Security Registrar shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or Tranche or any integral multiple thereof) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Security Registrar, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

           The Security Registrar shall promptly notify the Company and the Trustee in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

           For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 404.  Notice of Redemption.

           Notice of redemption shall be given in the manner pro vided in Section 106 to the Holders of the Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

          All notices of redemption shall state:

          (a)  the Redemption Date,

          (b)  the Redemption Price,

           (c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

           (d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

           (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required,

           (f) that the redemption is for a sinking or other fund, if such is the case, and

           (g) such other matters as the Company shall deem desirable or appropriate.

           With respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

           Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Security Registrar in the name and at the expense of the Company.

SECTION 405.  Securities Payable on Redemption Date.

           Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 307.

SECTION 406.  Securities Redeemed in Part.

           Upon  the  surrender of any Security which  is  to  be
redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                          ARTICLE FIVE

                         Sinking Funds

SECTION 501.  Applicability of Article.

           The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in
Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

SECTION   502.   Satisfaction  of  Sinking  Fund  Payments   with
Securities.

           The Company (a) may deliver to the Trustee Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 503.  Redemption of Securities for Sinking Fund.

           Not less than 45 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer's
Certificate specifying:

           (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

           (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

          (c)  the aggregate sinking fund payment;

           (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash;

           (e) the portion, if any, of such mandatory sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to
     Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer's Certificate, the next succeeding mandatory sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section
     404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.


                          ARTICLE SIX

                           Covenants

SECTION 601.  Payment of Principal, Premium and Interest.

           The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture.

SECTION 602.  Maintenance of Office or Agency.

          The Company shall maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

          The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

           Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

SECTION 603.  Money for Securities Payments to Be Held in Trust.

           If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

           Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

           The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

           (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

           (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

           (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

           The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

           Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as a Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

SECTION 604.  Corporate Existence.

           Subject  to  the rights of the Company  under  Article
Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 605.  Maintenance of Properties.

           The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

SECTION 606.  Annual Officer's Certificate as to Compliance.

           Not later than September 15 in each year, commencing September 15, 1996, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

SECTION 607.  Waiver of Certain Covenants.

           The Company may omit in any particular instance to comply with any term, provision or condition set forth in any covenant or restriction specified with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 301 as being subject to waiver pursuant to this Section 607, if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with such covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 604, 605 or Article Eleven if before the time for such compliance the Holders of at least a majority in principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                         ARTICLE SEVEN

                   Satisfaction and Discharge

SECTION 701.  Satisfaction and Discharge of Securities.

           Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

          (a)  money in an amount which shall be sufficient, or

           (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

           (c) a combination of (a) or (b) which shall be sufficient,

to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Security Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying
Agent:

                     (x)   if  such deposit shall have been  made
          prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703;

                     (y)  if Eligible Obligations shall have been
          deposited, an Opinion of Counsel to the effect that such obligations constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Com pany, to the effect that the other requirements set forth in clause (b) above have been satisfied; and

                     (z)   if  such deposit shall have been  made
          prior to the Maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

           Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and (z) above, the Trustee shall, upon Company Request, acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (z) (if otherwise required), shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits of this Indenture or of any of the covenants of the Company under Article Six (except the covenants contained in Sections 602 and 603) or any  other  covenants  made  in respect  of  such  Securities  or portions thereof as contemplated by Section 301, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

           If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by
Section 403 for selection for redemption of less than all the Securities of a series or Tranche.

           In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the 60 day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

           Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 404, 503, 602, 603, 907 and 915 and this Article Seven shall survive.

           The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

           Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603.

SECTION 702.  Satisfaction and Discharge of Indenture.

           This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Indenture, when:

          (a)  no Securities remain Outstanding hereunder; and

           (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section 701, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

           Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306, 404, 503, 602, 603, 907 and
915 and this Article Seven shall survive.

           Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Eligible Obligations held by the Trustee pursuant to Section 703.

SECTION 703.  Application of Trust Money.

           Neither the Eligible Obligations nor the money deposit ed pursuant to Section 701, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and inter est, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable, be invested upon Company Request and upon receipt of the documents referred to in clause (y) of Section 701 in Eligible Obligations of the type described in clause (b) in the first paragraph of
Section 701 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the principal of and interest on any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by
Section 907; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.


                         ARTICLE EIGHT

                  Events of Default; Remedies

SECTION 801.  Events of Default.

           "Event of Default", wherever used herein with respect to the Securities of any series, means any one or more of the following events which shall have occurred and be continuing:

           (a) failure to pay interest, if any, on any Security of such series within 60 days after the same becomes due and payable; or

           (b) failure to pay the principal of or premium, if any, on any Security of such series when due and payable; or

           (c) failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

           (d) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

           (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

           (f) any other Event of Default specified with respect to Securities of such series as contemplated by Section 301.

SECTION 802.  Acceleration of Maturity; Rescission and Annulment.

           If an Event of Default shall have occurred and be continuing with respect to Securities of any series at the time Outstanding, then in every such case the Trustee or the Holders of not less than 33% in principal amount of the Outstanding Securities of such series may declare the principal amount (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all of the Securities of such series to be due and payable imme diately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon such declaration such principal amount (or specified amount) shall become immediately due and payable; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such declaration of acceleration, and not the Holders of the Securities of any one of such series.

           At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

           (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                     (i)   all overdue interest on all Securities
          of such series;

                     (ii)  the principal of and premium, if  any,
          on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                     (iii)   to the extent that payment  of  such
          interest  is lawful, interest upon overdue interest  at
          the   rate  or  rates  prescribed  therefor   in   such
          Securities; and

                     (iv)   all amounts due to the Trustee  under
          Section 907;

     and

           (b) any other Event or Events of Default with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION   803.    Collection  of  Indebtedness  and   Suits   for
Enforcement by Trustee.

           If an Event of Default described in clause (a) or (b) of Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and in terest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under
Section 907.

          If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

           If an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 804.  Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

           (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and

           (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

           Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION  805.   Trustee May Enforce Claims Without Possession  of
Securities.

          All rights of action and claims under this Indenture or on the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensa tion, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

SECTION 806.  Application of Money Collected.

           Any money collected by the Trustee with respect to a particular series of Securities pursuant to this Article Eight shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           First:   To the payment of all amounts due the Trustee
     under Section 907;

           Second: To the payment of the amounts then due and un paid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

          Third: To the payment of any surplus then remaining to the Company, or to whomever may be lawfully entitled thereto.

SECTION 807.  Limitation on Suits.

          No Holder shall have any right to institute any proceed ing, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

           (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

           (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

           (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

           (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

           (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 808.  Unconditional Right of Holders to Receive Principal
            Premium and Interest.

           Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 809.  Restoration of Rights and Remedies.

           If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

SECTION 810.  Rights and Remedies Cumulative.

           Except as otherwise provided in the last paragraph  of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 811.  Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Eight or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 812.  Control by Holders of Securities.

           If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

           (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate, and

           (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 813.  Waiver of Past Defaults.

          Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

           (a) in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series, or

          (b) in respect of a covenant or provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

           Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 814.  Undertaking for Costs.

           The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 815.  Waiver of Stay or Extension Laws.

           The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                          ARTICLE NINE

                          The Trustee

SECTION 901.  Certain Duties and Responsibilities.

           (a) Except during the continuance of an Event of Default with respect to Securities of any series,

                     (i)  the Trustee undertakes to perform, with
          respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                     (ii)   in  the absence of bad faith  on  its
          part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

           (b)   In  case  an  Event of Default with  respect  to
     Securities of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

           (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                     (i)   this subsection shall not be construed
          to limit the effect of subsection (a) of this Section;

                    (ii)  the Trustee shall not be liable for any
          error  of  judgment made in good faith by a Responsible
          Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                     (iii)  the Trustee shall not be liable  with
          respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any one or more series, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                     (iv)   no provision of this Indenture  shall
          require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 902.  Notice of Defaults.

           The Trustee shall give notice of any default hereunder with respect to the Securities of any series to the Holders of Securities of such series in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 801(c), no such notice to Holders shall be given until at least 75 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

SECTION 903.  Certain Rights of Trustee.

           Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture Act:

           (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

           (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

           (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

           (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

           (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

SECTION  904.   Not  Responsible  for  Recitals  or  Issuance  of
Securities.

          The recitals contained herein and in the Securities (ex cept the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correct ness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 905.  May Hold Securities.

           Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 906.  Money Held in Trust.

           Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

SECTION 907.  Compensation and Reimbursement.

          The Company shall

           (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence, wilful misconduct or bad faith; and

           (c) indemnify the Trustee and hold it harmless from and against, any loss, liability or expense reasonably incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts here under or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, wilful misconduct or bad faith.

           As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such other than property and funds held in trust under Section 703 (except as otherwise provided in Section 703). "Trustee" for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, wilful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

SECTION 908.  Disqualification; Conflicting Interests.

           If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this
Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.

SECTION 909.  Corporate Trustee Required; Eligibility.

           There shall at all times be a Trustee hereunder which shall be

           (a) a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

           (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Nine.

SECTION 910.  Resignation and Removal; Appointment of Successor.

           (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Nine shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

           (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

          (d)  If at any time:

                     (i)   the Trustee shall fail to comply  with
          Section 908 after written request therefor by the Company or by any Holder who has been a bona fide
          Holder for at least six months, or

                     (ii)  the Trustee shall cease to be eligible
          under Section 909 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                     (iii)  the Trustee shall become incapable of
          acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

           (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in clause (y) in subsection (d) of this Section), with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 911. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the
     Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 911, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
     Section 911, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

           (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 911, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this
     Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

           (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security
     Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

SECTION 911.  Acceptance of Appointment by Successor.

           (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

           (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
     (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent pro vided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor
     Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

           (c) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

           (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Nine.

SECTION 912.  Merger, Conversion, Consolidation or Succession  to
Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Nine, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 913.  Preferential Collection of Claims Against Company.

           If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

           (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 914.  Co-trustees and Separate Trustees.

           At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

           Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

           Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

            (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

           (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

           (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

           (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

           (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 915.  Appointment of Authenticating Agent.

           The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an
Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

           Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

           The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          The provisions of Sections 308, 904 and 905 shall be ap plicable to each Authenticating Agent.

          If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

           This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   ________________________
                                   As Trustee


                                   By______________________
                                     As Authenticating
                                        Agent

                                   By______________________
                                     Authorized Officer

           If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                          ARTICLE TEN

       Holders' Lists and Reports by Trustee and Company

SECTION 1001.  Lists of Holders.

           Semiannually, not later than March 15 and September 15 in each year, commencing September 15, 1996, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

SECTION 1002.  Reports by Trustee and Company.

           Not later than September 15 in each year, commencing September 15, 1996, the Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding July 15, with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

           To the extent required by the Trust Indenture Act, the Company shall file with the Trustee the following documents and reports within 30 days after such documents or reports (or consolidated documents or reports containing such documents or reports) are filed with the Commission:

     A.   The Company's annual reports on Form 10-K;
     B.   The Company's quarterly reports on Form 10-Q;
     C.   The Company's current reports on Form 8-K; and
          D. Any other documents filed with the Commission which are filed with or incorporated by reference in the foregoing reports, related to the Company, and have not previously been filed with the Trustee.

To the extent that any of the foregoing documents or reports are consolidated with similar documents or reports filed by an affiliate, the Company may file such consolidated document or report with the Trustee in lieu of the separate document or report.


                         ARTICLE ELEVEN

      Consolidation, Merger, Conveyance or Other Transfer

SECTION  1101.   Company May Consolidate, Etc., Only  on  Certain
Terms.

           The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer, or lease, its properties and assets substantially as an entirety to any Person, unless

           (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases (for a term extending beyond the last Stated Maturity of the Securities then Outstanding), the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State thereof or the District of Columbia (such corporation being hereinafter sometimes called the "Successor Corporation"), and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

           (b) immediately after giving effect to such trans action and treating any indebtedness for borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (c) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1102.  Successor Corporation Substituted.

          Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance or other transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the Successor Corporation shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder. All Securities so executed by the Successor Corporation, and all authenticated and delivered by the Trustee, shall in all respects be entitled to the benefits provided by this Indenture equally and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.


                         ARTICLE TWELVE

                    Supplemental Indentures

SECTION   1201.   Supplemental  Indentures  Without  Consent   of
Holders.

          Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven; or

           (b) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or one or more specified Tranches thereof, or to surrender any right or power herein conferred upon the Company; or

           (c) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder; or

          (d) to change or eliminate any provision of this Inden ture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche Outstanding on the date of such indenture supplemental hereto in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section 1202 hereof or when no Security of such series or Tranche remains Outstanding; or

           (e) to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or

           (f) to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

           (g) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

           (h) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or

           (i) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or

           (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

           Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                     (x)  if any such amendment shall require one
          or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

                     (y)  if any such amendment shall permit  one
          or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

SECTION 1202.  Supplemental Indentures With Consent of Holders.

           With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

          (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption Date), without, in any such case, the consent of the Holder of such Security, or

           (b) reduce the percentage in principal amount of the Outstanding Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security of such series or Tranche, or

           (c)   modify  any of the provisions of  this  Section,
     Section 607 or Section 813 with respect to the Securities of any series, or any Tranche thereof (except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived), without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 911(b) and 1201(g).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or of one or more Tranches thereof, or which modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

           It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder's right to consent under this Section shall be deemed to be a consent of such Holder.

SECTION 1203.  Execution of Supplemental Indentures.

           In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 1204.  Effect of Supplemental Indentures.

           Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance there with, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 1205.  Conformity With Trust Indenture Act.

           Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture
Act as then in effect.

SECTION   1206.    Reference   in  Securities   to   Supplemental
Indentures.

           Securities  of  any  series, or any  Tranche  thereof,
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

SECTION 1207.  Modification Without Supplemental Indenture.

           If the terms of any particular series of Securities shall have been established in a Board Resolution or an Officer's Certificate pursuant to a Board Resolution as contemplated by
Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer's Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officer's Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Section 1204 and 1206.


                        ARTICLE THIRTEEN

          Meetings of Holders; Action Without Meeting

SECTION 1301.  Purposes for Which Meetings May Be Called.

           A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

SECTION 1302.  Call, Notice and Place of Meetings.

           (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in
     Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the
     Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

           (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1303.  Persons Entitled to Vote at Meetings.

           To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.  Quorum; Action.

           The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1302(a) not less than 10 days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

           Except as limited by Section 1202, any resolution pre sented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

           Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION  1305.  Attendance at Meetings; Determination  of  Voting
Rights;
              Conduct and Adjournment of Meetings.

           (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder (except as provided in Section 104(g)), of such Securities before being voted.

          (b) Notwithstanding any other provisions of this Inden ture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

           (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

           (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

           (e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 1306.  Counting Votes and Recording Action of Meetings.

           The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1307.  Action Without Meeting.

           In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.


                        ARTICLE FOURTEEN

Immunity of Incorporators, Stockholders, Officers and Directors

SECTION 1401.  Liability Solely Corporate.

           No  recourse  shall  be had for  the  payment  of  the
principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor cor poration (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.


                        ARTICLE FIFTEEN

            Issuance of Securities; Possession, Use
               and Release of Mortgaged Property

SECTION 1501.  Definitions.

           For all purposes under this Indenture, so long as this Article remains in effect, except as otherwise expressly provided or unless the context otherwise requires, the terms defined herein have the meanings assigned to them in this Article and include the plural as well as singular. All terms used herein without definition which are defined in the Uniform Commercial Code as in effect in any jurisdiction in which any portion of the Mortgaged Property is located shall have the meanings assigned to them therein with respect to such portion of the Mortgaged Property.

          "Authorized Publication" means a newspaper or financial journal of general circulation, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays; or, in the alternative, shall mean such form of communication as may have come into general use for the dissemination of information of import similar to that of the information specified to be published by the provisions hereof. In the event that successive weekly publications in an Authorized Publication are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Publications. In case, by reason of the suspension of publication of any Authorized Publication, or by reason of any other cause, it shall be impractical without unreasonable expense to make publication of any notice in an Authorized Publication as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall be deemed the equivalent of the required publication of such notice in an Authorized Publication.

           "Book Value of the Mortgaged Property" has the meaning specified in Section 1502.

           "Charter" means the Amended and Restated Articles of Incorporation of Arkansas Power & Light Company, dated November
9, 1988 as heretofore and hereinafter amended and restated.

           "Collateral  Balance"  has the  meaning  specified  in
Section 1502.

          "Expert" means a Person which is an engineer, appraiser or other expert and which, with respect to any certificate to be signed by such Person and delivered to the Trustee, is qualified to pass upon the matters set forth in such certificate. For purposes of this definition, (a) "engineer" means a Person engaged in the engineering profession or otherwise qualified to pass upon engineering matters (including, but not limited to, a Person licensed as a professional engineer, whether or not then engaged in the engineering profession) and (b) "appraiser" means a Person engaged in the business of appraising property or otherwise qualified to pass upon the Fair Value or fair market value of property.

          "Expert's Certificate" means a certificate signed by an Authorized Officer and by an Expert (which Expert (a) shall be selected either by the Board of Directors or by an Authorized
Officer, the execution of such certificate by such Authorized Officer to be conclusive evidence of such selection, and (b) except as otherwise required in Sections 1516 and 1520, may be an employee or Affiliate of the Company duly authorized either by the Board of Directors or by an Authorized Officer) and delivered to the Trustee. The amount stated in any Expert's Certificate as to the cost, Fair Value or fair market value of property shall be conclusive and binding upon the Company, the Trustee and the Holders of the Securities.

           "Fair Value", with respect to property, means the fair value of such property as may be determined by reference to (a) the amount which would be likely to be obtained in an arm's-length transaction with respect to such property between an informed and willing buyer and an informed and willing seller, under no compulsion, respectively, to buy or sell, (b) the amount of investment with respect to such property which, together with a reasonable return thereon, would be likely to be recovered through ordinary business operations or otherwise, (c) the cost, accumulated depreciation and replacement cost with respect to such property and/or (d) any other relevant factors; provided, however, that the Fair Value of property shall be determined without deduction for any Liens on such property prior to the Lien of this Indenture. Fair Value may be determined, without physical inspection, by the use of accounting and engineering records and other data maintained by the Company or otherwise available to the Expert certifying the same.

          "First Mortgage Bonds" means bonds or other obligations now or hereafter issued and Outstanding under the First Mortgage
Bond Indenture.

           "First Mortgage Bond Indenture" means the Mortgage and Deed of Trust, dated as of October 1, 1944, from Arkansas Power & Light Company to Guaranty Trust Company of New York and Henry A. Theis (Bankers Trust Company and Stanley Burg, successors), and, as to property in Missouri, Marvin A. Mueller (The Boatmen's National Bank of St. Louis, secessor), as trustees, as heretofore and hereafter amended and supplemented.

           "First Mortgage Bondholder's Certificate" has the meaning specified in Section 1511.

           "Funded  Cash"  has the meaning specified  in  Section
1502.

           "Independent", when applied to any Accountant or Expert, means such a Person who (a) is in fact independent, (b) does not have any direct material financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, (c) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or any person performing similar functions and (d) is approved by the Trustee in the exercise of reasonable care.

           "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, easement, lease, reservation, restriction, servitude, charge or similar right and any other lien of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and any defect, irregularity, exception or limitation in record title.

           "Mortgaged Property" means, as of any particular time, all property which at such time is subject to the Lien of this Indenture.

           "Officer's Certificate of Collateral Balance" has the meaning specified in Section 1502.

            "Outstanding",  where  used  with  respect  to  First
Mortgage  Bonds, has the meaning specified in the First  Mortgage
Bond Indenture.

           "Pledged  Obligations" has the  meaning  specified  in
Section 1516.

           "Total  Equity" has the meaning specified  in  Section
1502.

SECTION 1502.  Funded Cash; Total Equity; Book Value of Mortgaged
Property
               Officer's Certificate of Collateral Balance.

          (a)  "Funded Cash" means:

                     (i)  cash, held by the Trustee hereunder, in
          connection with the release of First Mortgage Bonds or the release of Mortgaged Property pursuant to Sections 1514 and 1516, subject to the provisions of Section 1517;

                     (ii)  any cash received by the Trustee  from
          the payment of the principal of First Mortgage Bonds delivered to and held by the Trustee pursuant to
          Section 1508; and

                      (iii)    any  cash,  held  by  the  Trustee
          hereunder, in connection with the authentication and delivery of Securities pursuant to Section 1505.

           (b) "Book Value of the Mortgaged Property" means the net book value of the Mortgaged Property as of the date of determination appearing on the accounts of the Company kept in accordance with generally accepted accounting principles consistent with those applied in the preparation of the
     financial   statements  of  the  Company  filed   with   the
     Commission.

           (c) "Total Equity" shall mean the sum of the capital stock (excluding treasury stock and capital stock subscribed for and unissued) and surplus (including earned surplus, paid-in surplus, capital surplus and the balance of current profit and loss account not transferred to surplus) accounts of the Company appearing on a balance sheet of the Company prepared as of the date of determination in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements of the Company filed with the Commission.

           (d) An "Officer's Certificate of Collateral Balance" shall mean an Officer's Certificate,

                     (i)  stating the amount of the Book Value of
          Mortgaged Property determined as of a stated date, which stated date shall be not more than six months prior to the date of such Officer's Certificate;

                     (ii) stating the amount of Funded Cash held by the Trustee as of the date of such Officer's
          Certificate;

                    (iii) stating the principal amount of all Outstanding First Mortgage Bonds (other than the First Mortgage Bonds delivered to the Trustee under this Indenture) as of the date of such Officer's Certificate;

                     (iv)  stating  the principal amount  of  all
          Outstanding   Securities  issued   pursuant   to   this
          Indenture immediately prior to the delivery of such Officer's Certificate;

                     (v)   stating the aggregate principal amount
          of all outstanding debt securities (other than First Mortgage Bonds) of the Company secured by a Lien on the Mortgaged Property prior to the Lien of the Indenture which are outstanding as of the date of such Officer's Certificate; and

                     (vi) stating the aggregate Fair Value of all Mortgaged Property released from the Lien of this Indenture after the date stated in clause (1) above;

                    (vii) stating the "Collateral Balance" as of the date of such Officer's Certificate, which shall be (A) the amount stated in clause (i) above, plus (B) the amount stated in clause (ii) above, less (C) the sum of the amounts stated in clauses (iii) through (vi) above.

SECTION  1503.   Issuance of Securities on  the  Basis  of  Total
Equity.

           (a) Securities of any one or more series may be authenticated and delivered on the basis of Total Equity.

           (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of Total Equity upon receipt by the Trustee of:

                     (i)   the  documents  with  respect  to  the
          Securities of such series specified in Section 303, including a Company Order requesting authentication and delivery of such Securities;

                     (ii)  an Officer's Certificate of Collateral
          Balance dated as of the date of such Company Order showing a Collateral Balance not less than the aggregate principal amount of the Securities requested to be authenticated and delivered by such Company Order;

                     (iii)     an Officer's Certificate dated  as
          of the date of such Company Order;

                               (A)   stating the amount of  Total
               Equity determined as of a stated date, which stated date shall be not more than six months prior to the date of such Company Order;

                                 (B)    stating   the   aggregate
               principal amount of Securities previously authenticated and delivered on the basis of Total Equity (including any Securities previously authenticated and delivered on the basis of First Mortgage Bonds or cash which are deemed to have been authenticated and delivered on the basis of Total Equity pursuant to Sections 1514 or 1517 hereof) which are Outstanding as of the date of such Company Order;

                                 (C)    stating   the   aggregate
               principal amount of Securities requested to be authenticated and delivered on the basis of such Total Equity by such Company Order; and

                               (D)   stating that the sum of  the
               amounts stated in clauses (B) and (C) above does not exceed three times the amount of Total Equity stated in clause (A) above.

SECTION  1504.   Issuance of Securities on  the  Basis  of  First
Mortgage Bonds

           (a) Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal amount not exceeding, the aggregate principal amount of First Mortgage Bonds delivered to the Trustee for such purpose.

           (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of the delivery to the Trustee of First Mortgage Bonds which have not theretofore been made the basis of the issuance of Securities under any provisions of this Indenture upon receipt by the Trustee of:

                     (i)   First Mortgage Bonds (A) maturing  (or
          being subject to mandatory redemption) on such dates and in such principal amounts that, at each Stated Maturity of the Securities of such series (or the
          Tranche thereof then to be authenticated and delivered), there shall mature (or be redeemed) First Mortgage Bonds equal in principal amount to the Securities of such series or Tranche then to mature and
          (B) containing, in addition to any mandatory redemption provisions applicable to all First Mortgage Bonds Outstanding under the First Mortgage Bond Indenture and any mandatory redemption provisions contained therein pursuant to clause (A) above, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Securities of such series or Tranche or for the redemption thereof at the option of the Holder; it being expressly understood that such First Mortgage Bonds (X) may, but need not, bear interest,
          (Y) may, but need not, contain provisions for the redemption thereof at the option of the Company, any such redemption to be made at a redemption price or prices not less than the principal amount thereof and
          (Z) shall be held by the Trustee in accordance with this Article Fifteen;

                     (ii)  the  documents  with  respect  to  the
          Securities  of  such series specified in  Section  303,
          including    the    Company   Order   requesting    the
          authentication and delivery of such Securities;

                      (iii)       an  Officer's  Certificate   of
          Collateral Balance dated as of the date of such Company Order showing a Collateral Balance not less than the aggregate principal amount of the Securities requested to be authenticated and delivered by such Company Order;

                     (iv)  an  Opinion of Counsel to  the  effect
          that:

                               (A)   the  form or forms  of  such
               First Mortgage Bonds have been duly authorized by the Company and have been established in conformity with the provisions of the First Mortgage Bond Indenture;

                                (B)   the  terms  of  such  First
               Mortgage Bonds have been duly authorized by the Company and have been established in conformity with the provisions of the First Mortgage Bond Indenture; and

                               (C)  (I) such First Mortgage Bonds
               have been duly authenticated and delivered by the trustee under the First Mortgage Bond Indenture and (II) when the Securities to be authenticated and delivered on the basis of the delivery to the Trustee of such First Mortgage Bonds shall have been authenticated and delivered by the Trustee in accordance with this Indenture and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such First Mortgage Bonds will constitute valid obligations of the Company, entitled to the benefit of the Lien of the First Mortgage Bond Indenture equally and ratably with all other First Mortgage Bonds then Outstanding under the First Mortgage Bond Indenture.

                 provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of such Securities and that, in lieu of the opinions described in clauses
          (B) and (C) above, Counsel may opine that:

                               (X)   when the terms of such First
               Mortgage Bonds shall have been established in accordance with the instrument or instruments creating the series of which such First Mortgage Bonds are a part, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of the First Mortgage Bond Indenture; and/or

                               (Y)   (I)  either (1)  such  First
               Mortgage Bonds have been duly authenticated and delivered by the trustee under the First Mortgage Bond Indenture or (2) when such First Mortgage Bonds shall have been authenticated and delivered by the trustee under the First Mortgage Bond Indenture in accordance with the instrument or instruments creating the series of which such First Mortgage Bonds are a part, such First Mortgage Bonds will have been duly authenticated and delivered under the First Mortgage Bond Indenture and (II) when such First Mortgage Bonds shall have been issued and delivered by the
               Company in the manner and subject to any conditions specified in such Opinion of Counsel, and when the Securities to be authenticated and delivered on the basis of the delivery to the Trustee of such First Mortgage Bonds shall have been authenticated and delivered by the Trustee in accordance with this Indenture and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such First Mortgage Bonds will constitute valid obligations of the Company, entitled to the benefit of the Lien of the First Mortgage Bond Indenture equally and ratably with all other First Mortgage Bonds then Outstanding under the First Mortgage Bond Indenture.

SECTION 1505.  Issuance of Securities on the Basis of Deposit  of
Cash.

           (a) Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal amount not exceeding the amount of, any deposit with the Trustee of cash for such purpose; and

           (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of the deposit of cash when the Trustee shall have received, in addition to such deposit,

                     (i)   the  documents  with  respect  to  the
          Securities of such series specified in Section 303, including a Company Order requesting authentication and delivery of such Securities; and

                     (ii)  an Officer's Certificate of Collateral
          Balance dated as of the date of such Company Order showing a Collateral Balance not less than the aggregate principal amount of the Securities requested to be authenticated and delivered by such Company Order;

SECTION 1506.  Additional Covenants

          In addition to satisfying the covenants contemplated by Article Six, the Company shall:

          (a) maintain and preserve the Lien of the Indenture so long as any Securities remain Outstanding, subject, however, to the provisions of Sections 1513, 1514, 1515, 1516 and 1532; and

            (b)    pay  all  taxes  and  assessments  and   other
     governmental  charges lawfully levied or assessed  upon  the
     Mortgaged Property, or upon any part thereof, or upon the interest of the Trustee in the Mortgaged Property, before the same shall become delinquent, and shall make reasonable effort to observe and conform in all material respects to all valid requirements of any Governmental Authority relative to any of the Mortgaged Property and all covenants, terms and conditions upon or under which any of the Mortgaged Property is held; provided, however, that nothing in this Section contained shall require the Company (i) to observe or conform to any requirement of Governmental Authority or to cause to be paid or discharged, or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings, (ii) to pay, discharge or make provisions for any tax, assessment or other governmental charge, the validity of which shall not be so contested if adequate security for the payment of such tax, assessment or other governmental charge and for any penalties or interest which may reasonably be anticipated from failure to pay the same shall be given to the Trustee or (iii) to pay, discharge or make provisions for any Liens existing on the Mortgaged Property at the date of execution and delivery of this Indenture; and provided, further, that nothing in this subsection shall prohibit the issuance or other incurrence of additional indebtedness, or the refunding of outstanding indebtedness, secured by any Lien prior to the Lien hereof which is permitted under this subsection to continue to exist; and

           (c) cause this Indenture and all indentures and instruments supplemental hereto (or notices, memoranda or financing statements as may be recorded or filed to place third parties on notice thereof) to be promptly recorded and filed and re-recorded and re-filed in such manner and in such places, as may be required by law in order fully to preserve and protect the security of the Holders of the Securities and all rights of the Trustee, and shall furnish to the Trustee:

                      (i)   promptly  after  the  execution   and
          delivery of this Indenture and of each supplemental indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such supplemental indenture (or any other instrument, notice, memorandum or financing statement in connection therewith) has been properly recorded and filed, so as to make effective the Lien intended to be created hereby or thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective. The Company shall be deemed to be in compliance with this subsection (i) if (A) the Opinion of Counsel herein required to be delivered to the Trustee shall state that this Indenture or such supplemental indenture (or any other instrument, notice, memorandum or financing statement in connection therewith) has been received for record or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of such counsel (if such is the case), such receipt for record or filing makes effective the Lien intended to be created by this Indenture or such supplemental indenture, and (B) such opinion is delivered to the
          Trustee within such time, following the date of the execution and delivery of this Indenture or such supplemental indenture, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Indenture or such supplemental indenture (or such other instrument, notice, memorandum or financing statement in connection therewith) is required to be recorded or filed; and

                     (ii) on or before September 15 of each year,
          beginning September 15, 1996, an Opinion of Counsel stating either (A) that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this subsection (ii) or the first Opinion of Counsel furnished pursuant to subsection (i) of this subsection, with respect to the recording, filing, re-recording, and re-filing of this Indenture and of each indenture supplemental to this Indenture (or any other instrument, notice, memorandum or financing statement in connection therewith), as is necessary to maintain the effectiveness of the Lien hereof, and reciting the details of such action, or (B) that in the opinion of such counsel no such action is necessary to maintain the effectiveness of such Lien.

          The Company shall execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as may be necessary or proper to carry out the purposes of this Indenture and to make subject to the Lien hereof any property hereafter acquired, made or constructed and intended to be subject to the Lien hereof, and to transfer to any new trustee or trustees or co-trustee or co-trustees, the estate, powers, instruments or funds held in trust hereunder.

SECTION 1507.  Registration and Ownership of First Mortgage Bonds
Held by Trustee

           First Mortgage Bonds delivered to the Trustee pursuant to Section 1504 shall be registered in the name of the Trustee or its nominee and shall be owned and held by the Trustee, subject to the provisions of this Indenture, for the benefit of the Holders of all Securities from time to time Outstanding, and the Company shall have no interest therein. The Trustee shall be entitled to exercise all rights of securityholders under the First Mortgage Bond Indenture either in its discretion or as otherwise provided in this Article Fifteen.

SECTION 1508.  Payments on First Mortgage Bonds

           (a) Any payment by the Company of principal of or premium or interest on any First Mortgage Bonds delivered to and held by the Trustee pursuant to Sections 1504 and 1507 shall be applied by the Trustee to the payment of any principal, premium or interest, as the case may be, in respect of the Securities which is then due, and, to the extent of such application, the obligation of the Company hereunder to make such payment in respect of the Securities shall be deemed to have been satisfied and discharged.

           If, at the time of any such payment of principal of First Mortgage Bonds delivered to and held by the Trustee pursuant to Sections 1504 and 1507, there shall be no principal then due in respect of the Securities, such payment in respect of such First Mortgage Bonds shall be deemed to constitute Funded Cash and shall be held by the Trustee as part of the Mortgaged Property, to be withdrawn, used or applied in the manner, to the extent and for the purposes provided in Section 1517.

           If, at the time of any such payment of premium or interest on First Mortgage Bonds delivered to and held by the Trustee pursuant to Sections 1504 and 1507, there shall be no premium or interest, as the case may be, then due in respect of the Securities, such payment in respect of such First Mortgage Bonds shall be remitted to the Company upon receipt by the Trustee of a Company Order requesting the same, together with an Officer's Certificate stating that no Event of Default has occurred and is continuing; provided, however, that, if an Event of Default shall have occurred and be continuing, such proceeds shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived.

           (b) Any payment by the Company hereunder of principal of or premium or interest on Securities which shall have been authenticated and delivered upon the basis of the delivery to the Trustee of First Mortgage Bonds (other than by the application of the proceeds of a payment in respect of such First Mortgage Bonds) shall, to the extent thereof, be deemed, for all purposes of this Indenture, to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of such First Mortgage Bonds which is then due.

          (c) The Trustee hereby waives notice of any redemption of First Mortgage Bonds delivered to it pursuant to Section
     1504.

SECTION 1509.  Surrender of First Mortgage Bonds.

           At the time any Securities which shall have been authenticated and delivered on the basis of the delivery to the Trustee of First Mortgage Bonds cease to be Outstanding (other than as a result of the application of the proceeds of the payment or redemption of such First Mortgage Bonds), the Trustee shall surrender to, or upon the order of, the Company an equal principal amount of such First Mortgage Bonds.

SECTION 1510.  No Transfer of First Mortgage Bonds

            Anything   in   this  Indenture   to   the   contrary
notwithstanding, the Trustee shall not sell, assign or otherwise transfer any First Mortgage Bonds delivered to and held by it pursuant to Sections 1504 and 1507 except to a successor trustee under this Indenture and except as provided in Section 1509. The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the placing of a legend on each such First Mortgage Bond and the issuance of stop-transfer instructions to the trustee under the First Mortgage Bond Indenture or any other transfer agent thereunder.

SECTION 1511.  Voting of First Mortgage Bonds

           The Trustee shall, as the holder of First Mortgage Bonds delivered to and held by it pursuant to Sections 1504 and
1507,  attend such meeting or meetings of bondholders  under  the
First Mortgage Bond Indenture or, at its option, deliver its proxy in connection therewith, as such meetings relate to matters with respect to which it, as such holder, is entitled to vote or consent. So long as no Event of Default hereunder shall have occurred and be continuing, either at any such meeting or meetings, or otherwise when the consent of the holders of the First Mortgage Bonds Outstanding under the First Mortgage Bond Indenture is sought without a meeting, the Trustee shall vote as holder of First Mortgage Bonds delivered to and held by it pursuant to Sections 1504 and 1507 which were delivered under the First Mortgage Bond Indenture, or shall consent with respect thereto, as follows:

           (a) the Trustee shall vote all such First Mortgage Bonds delivered under the First Mortgage Bond Indenture, or shall consent with respect thereto, in favor of any or all amendments or modifications of substantially the same tenor and effect as any or all of those set forth in Exhibit B to this Indenture;

            (b) with respect to any other amendments or modifications of the First Mortgage Bond Indenture, the Trustee shall vote all such First Mortgage Bonds delivered under the First Mortgage Bond Indenture, or shall consent with respect thereto, proportionately with the vote of all other First Mortgage Bonds Outstanding the holders of which are eligible to vote or consent, as indicated in a First Mortgage Bondholder's Certificate delivered to the Trustee; provided, however, that the Trustee shall not so vote in favor of, or so consent to, any amendment or modification of the First Mortgage Bond Indenture which, if it were an amendment or modification of this Indenture, would require the consent of Holders, without the prior consent, obtained in the manner prescribed in Section 1202, of Holders of Securities which would be required under said Section 1202 for such an amendment or modification of this Indenture.

            For   purposes  of  this  Section,  "First   Mortgage
Bondholder's Certificate" means a certificate signed by the temporary chairman, the temporary secretary, the permanent chairman, the permanent secretary, or an inspector of votes at any meeting or meetings of bondholders under the First Mortgage Bond Indenture, or by the trustee under the First Mortgage Bond Indenture in the case of consents of such bondholders which are sought without a meeting, which states what the signer thereof reasonably believes will be the proportionate votes or consents of the holders of all First Mortgage Bonds (other than the First Mortgage Bonds delivered to and held by the Trustee pursuant to Sections 1504 and 1507) outstanding under such First Mortgage Bond Indenture and counted for the purposes of determining whether such bondholders have approved or consented to the matter put before them.

SECTION 1512.  Quiet Enjoyment.

           Unless one or more Events of Default shall have occurred and be continuing, the Company shall be permitted to possess, use and enjoy the Mortgaged Property (except, to the extent not herein otherwise provided, such cash and securities as are expressly required to be deposited with the Trustee).

SECTION 1513.  Dispositions without Release.

           Unless an Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by, or report to, the Trustee:

           (a) sell or otherwise dispose of, free from the Lien of this Indenture, any machinery, equipment, apparatus, towers, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, pumps, mains, pipes, service pipes, fittings, connections, services, tools, implements, or any other fixtures or personalty, then subject to the Lien hereof, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operations of the Company upon replacing the same by, or substituting for the same, similar or analogous property, or other property performing a similar or analogous function or otherwise obviating the need therefor, having a Fair Value at least equal to that of the property sold or otherwise disposed of and subject to the Lien hereof, subject to no Liens prior hereto except any other Liens to which the property sold or otherwise disposed of was subject;

           (b) cancel or make changes or alterations in or substitutions for any and all easements, servitudes, rights-of-way and similar rights and/or interests; and

           (c)   grant,  free  from the Lien of  this  Indenture,
     easements, ground leases or rights-of-way in, upon, over and/or across the property or rights-of-way of the Company for the purpose of roads, pipe lines, transmission lines, distribution lines, communication lines, railways, removal of coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities and/or equipment; provided, however, that such grant shall not materially impair the use of the property or rights-of-way for the purposes for which such property or rights-of-way are held by the Company.

SECTION 1514.  Release of First Mortgage Bonds.

           Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any First
Mortgage Bonds then held by the Trustee, and the Trustee shall release all its right and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

           (a) a Company Order requesting the release of such First Mortgage Bonds and transmitting therewith a form of instrument to effect such release;

           (b) an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing;

           (c) an Expert's Certificate made and dated not more than 90 days prior to the date of such Company Order:

                     (i)  describing the First Mortgage Bonds  to
          be released;

                     (ii) stating the Fair Value, in the judgment of the signers, of the First Mortgage Bonds to be released;

                     (iii)  stating the principal amount  of  the
          First Mortgage Bonds to be released;

                     (iv)  stating that such release is,  in  the
          judgment of the signers, desirable in the conduct of business of the Company; and

                     (v)   stating that, in the judgment  of  the
          signers, such release will not impair the security under this Indenture in contravention of the provisions hereof; and

           (d) the amount of cash to be held by the Trustee as part of the Mortgaged Property, equal to the amount, if any, by which the amount referred to in clause (c)(iii) above exceeds the aggregate of the following items:

                     (i)   the aggregate principal amount of  any
          Outstanding Securities delivered to the Trustee; and

                     (ii)   an amount which shall not exceed  the
          Collateral Balance shown on an accompanying Officer's Certificate of Collateral Balance, provided that an Officer's Certificate dated as of the date of such Company Order shall also be delivered to the Trustee,

                               (A)   stating the amount of  Total
               Equity determined as of a stated date, which stated date shall be not more than six months prior to the date of such Company Order;

                                 (B)    stating   the   aggregate
               principal amount of Securities previously authenticated and delivered on the basis of Total Equity (including any Securities previously authenticated and delivered on the basis of First Mortgage Bonds or cash which are deemed to have been authenticated and delivered on the basis of Total Equity pursuant to Sections 1514 or 1517 hereof) which are Outstanding as of the date of such Company Order;

                              (C) stating the aggregate principal
               amount of First Mortgage Bonds requested to be released by such Company Order; and

                               (D)   stating that the sum of  the
               amounts stated in clauses (B) and (C) above does not exceed three times the amount of Total Equity stated in clause (A) above.

           Any Outstanding Securities deposited with the Trustee pursuant to clause (d)(i) of this Section shall forthwith be canceled by the Trustee. Any cash so deposited with the Trustee shall be held as part of the Mortgaged Property and shall be withdrawn, released, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in
Section 1517.

          Any Outstanding Securities which were authenticated and delivered on the basis of First Mortgage Bonds released pursuant to this Section shall after such release be deemed to have been authenticated and delivered on the basis of Total Equity.

SECTION 1515.  Release of Mortgaged Property.

           Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, (other than Funded Cash or First Mortgage Bonds deposited with the Trustee) and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

           (a) a Company Order requesting the release of such property and transmitting therewith a form of instrument to effect such release;

           (b) an Officer's Certificate dated as of the date of such Company Order stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing;

           (c) an Officer's Certificate of Collateral Balance dated as of the date of such Company Order showing a Collateral Balance not less than the Fair Value of the property to be released as shown on the accompanying Expert's Certificate;

           (d) an Expert's Certificate, made and dated not more than 90 days prior to the date of such Company Order:

                    (i)  describing the property to be released;

                     (ii) stating the Fair Value, in the judgment of the signers, of the property to be released;

                     (iii)      stating that (except in any  case
          where a Governmental Authority has ordered the Company to divest itself of such property) such release is, in the opinion of the signers, desirable in the conduct of the business of the Company; and

                     (iv)  stating that, in the judgment  of  the
          signers, such release will not impair the security under this Indenture in contravention of the provisions hereof.

SECTION 1516. Release of Mortgaged Property on the Basis of Cash or Pledged Obligations.

           Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, (other than Funded Cash or First Mortgage Bonds deposited with the Trustee) and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

           (a) a Company Order requesting the release of such property and transmitting therewith a form of instrument to effect such release;

           (b) an Officer's Certificate dated as of the date of such Company Order stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing;

           (c) an Expert's Certificate, made and dated not more than 90 days prior to the date of such Company Order:

                    (i)  describing the property to be released;

                     (ii) stating the Fair Value, in the judgment of the signers, of the property to be released;

                     (iii)      stating that (except in any  case
          where a Governmental Authority has ordered the Company to divest itself of such property) such release is, in the opinion of the signers, desirable in the conduct of the business of the Company; and

                     (iv)  stating that, in the judgment  of  the
          signers, such release will not impair the security under this Indenture in contravention of the provisions hereof; and

           (d) an amount of cash to be held by the Trustee as part of the Mortgaged Property, equal to the amount, if any, by which the amount referred to in clause (c)(ii) above exceeds the Fair Value to the Company, as set forth in an accompanying Expert's Certificate described below, of any Pledged Obligations delivered to the Trustee.

          If the release of Mortgaged Property is, in whole or in
part,   based  upon  the  delivery  to  the  Trustee  of  Pledged
Obligations, the Company shall deliver to the Trustee an Expert's
Certificate

           (A) stating the Fair Value to the Company, in the judgment of the signers, of the Pledged Obligations to be delivered to the Trustee as the basis of such release;

           (B) stating the aggregate Fair Value, as stated in Expert's Certificates previously delivered to the Trustee, of all other securities (other than Securities or First Mortgage Bonds) made the basis of any authentication and delivery of Securities, the withdrawal of Funded Cash or the release of Mortgaged Property since the commencement of the then calendar year;

           (C)   stating the sum of the amounts stated in clauses
     (A) and (B) above; and

           (D) stating the aggregate principal amount of all Securities then Outstanding.

If the amount stated in clause (C) above is 10 per centum or more of the amount stated in clause (D), such Expert's Certificate shall be made by an Independent Expert unless the amount stated in clause (A) above is less than $25,000 or less than 1 per centum of the amount stated in clause (D) above.

          Any cash so deposited with the Trustee shall be held as part of the Mortgaged Property and shall be withdrawn, released, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1517. Any Pledged Obligations so delivered to the Trustee shall be held as part of the Mortgaged Property, shall be deemed part of the Mortgaged Property for all purposes under this Indenture, and may be released in the manner, to the extent and for the purposes, and subject to the conditions, provided in this Section or in Section 1515.

            The principal of and interest on any Pledged Obligations held by the Trustee shall be collected by the Trustee as and when the same become payable, shall be held as part of the Mortgaged Property and shall be withdrawn, released, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1517.

          "Pledged Obligations" shall mean Government Obligations owned by the Company and delivered to the Trustee pursuant to this Section.

SECTION 1517.  Withdrawal or Other Application of Funded Cash.

          Subject to the provisions of Section 1508(a) and except as hereafter in this Section provided, unless an Event of Default shall have occurred and be continuing, any Funded Cash held by the Trustee, and any other cash which is required to be withdrawn, used or applied as provided in this Section,

           (a) may be withdrawn from time to time by the Company in an amount up to the Collateral Balance shown in an accompanying Officer's Certificate of Collateral Balance dated as of the date of the Company Order requesting such withdrawal, provided that an Officer's Certificate dated as of the date of such Company Order shall also be delivered to the Trustee,

                     (i)   stating  the amount  of  Total  Equity
          determined as of a stated date, which stated date shall be not more than six months prior to the date of such Company Order;

                     (ii)  stating the aggregate principal amount
          of Securities previously authenticated and delivered on the basis of Total Equity (including any Securities previously authenticated and delivered on the basis of First Mortgage Bonds or cash which are deemed to have been authenticated and delivered on the basis of Total Equity pursuant to Sections 1514 or 1517 hereof) which are Outstanding as of the date of such Company Order;

                      (iii)       stating  the  amount  of   cash
          requested to be withdrawn by such Company Order; and

                     (iv)  stating  that the sum of  the  amounts
          stated in clauses (ii) and (iii) above does not exceed three times the amount of Total Equity stated in clause
          (i) above.

           (b) may be withdrawn from time to time by the Company in an amount equal to the aggregate principal amount of any Outstanding Securities delivered to the Trustee;

           (c) may, upon the request of the Company, be used by the Trustee for the purchase of Securities in the manner, at the time or times, in the amount or amounts, at the price or prices and otherwise as directed or approved by the Company, all subject to the limitations hereafter in this Section set forth; or

           (d) may, upon the request of the Company, be applied by the Trustee to the payment (or provision therefor pursuant to Article Seven) at Stated Maturity of any Securities or to the redemption (or similar provision therefor) of any Securities which are, by their terms, redeemable, in each case of such series as may be designated by the Company, any such redemption to be in the manner and as provided in Article Four, all subject to the limitations hereafter in this Section set forth.

           Such moneys shall, from time to time, be paid or used or applied by the Trustee, as aforesaid, upon the request of the Company in a Company Order, and upon receipt by the Trustee of an Officer's Certificate dated as of the date of such Company Order stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing.

           Notwithstanding the generality of clauses (c) and (d) above, no cash to be applied pursuant to such clauses shall be applied to the payment of an amount in excess of the principal amount of any Securities to be purchased, paid or redeemed except to the extent that the aggregate principal amount of all Securities theretofore, and of all Securities then to be, purchased, paid or redeemed pursuant to such clauses is not less than the aggregate cost for principal of, premium, if any, and accrued interest, if any, on and brokerage commissions, if any, with respect to, such Securities.

           Any Securities received by the Trustee pursuant to the provisions of this Section shall forthwith be canceled by the Trustee.

          Any Outstanding Securities which were authenticated and delivered on the basis of cash deposited with the Trustee which cash is withdrawn pursuant to this Section shall after such withdrawal be deemed to have been authenticated and delivered on the basis of Total Equity.

SECTION 1518.  Alternative Release Provision.

            Anything   in   this  Indenture   to   the   contrary
notwithstanding, unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property which is subject to the Lien of the First Mortgage Bond Indenture (except cash), without compliance with any of the provisions of Section 1514, 1515 or 1516, by delivery to the Trustee of an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing, an Expert's Certificate as to the Fair Value of the property to be released and a copy of a release of such part of the Mortgaged Property from the Lien of the First Mortgage Bond Indenture executed by the trustee thereunder.

SECTION 1519.  Disclaimer or Quit Claim.

           In case the Company has sold, exchanged, dedicated or otherwise disposed of, or has agreed or intends to sell, exchange, dedicate or otherwise dispose of, or a Governmental Authority has ordered the Company to divest itself of, any Excepted Property or any other property not subject to the Lien hereof, or the Company desires to disclaim or quitclaim title to property to which the Company does not purport to have title, the Trustee shall, from time to time, disclaim or quitclaim such property upon receipt by the Trustee of the following:

           (a) a Company Order requesting such disclaimer or quitclaim and transmitting therewith a form of instrument to effect such disclaimer or quitclaim;

           (b) an Officer's Certificate describing the property to be disclaimed or quitclaimed; and

          (c) an Opinion of Counsel stating the signer's opinion that such property is not subject to the Lien hereof or required to be subject thereto by any of the provisions hereof.

SECTION 1520.  Miscellaneous.

           (a) The Expert's Certificate as to the Fair Value of property to be released from the Lien of this Indenture in accordance with any provision of this Article, and as to the nonimpairment, by reason of such release, of the security under this Indenture in contravention of the provisions hereof, shall be made by an Independent Expert if the Fair Value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates required by this Indenture, is 10% or more of the sum of the aggregate principal amount of the Securities at the time Outstanding; but such Expert's Certificate shall not be required to be made by an Independent Expert in the case of any release of property if the Fair Value thereof, as set forth in the certificates required by this Indenture, is less than $25,000 or less than 1% of the aggregate principal amount of the Securities at the time Outstanding. To the extent that the Fair Value of any property to be released from the Lien of this Indenture shall be stated in an Independent Expert's Certificate, such Fair Value shall not be required to be stated in any other Expert's Certificate delivered in connection with such release.

           (b) No release of property from the Lien of this Indenture effected in accordance with the provisions, and in compliance with the conditions, set forth in this Article and in Sections 102 and 103 shall be deemed to impair the security of this Indenture in contravention of any provision hereof.

           (c) If the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the release of any part of the Mortgaged Property or any interest therein or the withdrawal of cash may be exercised, with the approval of the Trustee, by such receiver or trustee, notwithstanding that an Event of Default may have occurred and be continuing, and any request, certificate, appointment or approval made or signed by such receiver or trustee for such purposes shall be as effective as if made by the Company or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged Property under any provision of this Indenture, then such powers may be exercised by the Trustee in its discretion notwithstanding that an Event of Default may have occurred and be continuing.

           (d) If the Company shall retain any interest in any property released from the Lien of this Indenture as provided in Section 1515 or 1516, this Indenture shall not become or be, or be required to become or be, a Lien upon such property or such interest therein or any improvements, extensions or additions to such property or renewals, replacements or substitutions of or for such property or any part or parts thereof unless the Company shall execute and deliver to the Trustee an indenture supplemental hereto, in recordable form, containing a grant, conveyance, transfer and mortgage thereof.

           (e) Notwithstanding the occurrence and continuance of an Event of Default, the Trustee, in its discretion, may release from the Lien hereof any part of the Mortgaged Property or permit the withdrawal of cash, upon compliance with the other conditions specified in this Article in respect thereof.

           (f) No purchaser in good faith of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of this authority; nor shall any purchaser or grantee of any property or rights permitted by this
     Article to be sold, granted, exchanged, dedicated or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange, dedication or other disposition.

SECTION 1521.  Additional Defaults.

          In addition to those provisions contemplated by Article Eight, so long as the Trustee shall hold any Outstanding First Mortgage Bonds which were delivered to the Trustee as the basis for the authentication and delivery of Securities which remain Outstanding hereunder, the occurrence of a matured event of default under the First Mortgage Bond Indenture under which such First Mortgage Bonds were delivered (other than any such matured event of default which (i) is of similar kind or character to the Event of Default described in clause (c) of Section 801 and (ii) has not resulted in the acceleration of the First Mortgage Bonds Outstanding under the First Mortgage Bond Indenture) shall constitute an Event of Default hereunder; provided, however, that, anything in this Indenture to the contrary notwithstanding, the waiver or cure of such event of default under the First Mortgage Bond Indenture and the rescission and annulment of the consequences thereof shall constitute a waiver of the corresponding Event of Default hereunder and a rescission and annulment of the consequences thereof.

SECTION   1522.    Acceleration  of  Maturity;   Rescission   and
Annulment.

          So long as this Article remains in effect, this Section will replace Section 802. If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than 33% in principal amount of the Securities then Outstanding may declare the principal amount (or, if any of the Securities are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all Securities then Outstanding to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon such declaration such principal amount (or specified amount), together with premium, if any, and accrued interest, if any, thereon, shall become immediately due and pay able.

          At any time after such a declaration of acceleration of the maturity of the Securities then Outstanding shall have been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as provided in Article Eight and in this Article, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

           (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                     (i)   all overdue interest, if any,  on  all
          Securities then Outstanding;

                     (ii)  the principal of and premium, if  any,
          on any Securities then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities; and

                (iii)   all  amounts  due to  the  Trustee  under
     Section 907;

          and

           (b) any other Event or Events of Default, other than the non-payment of the principal of Securities which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION 1523.  Entry upon Mortgaged Property.

          In addition to those provisions contemplated by Article Eight, if an Event of Default shall have occurred and be continuing, the Company, upon demand of the Trustee and if and to the extent permitted by law, shall forthwith surrender to the Trustee the actual possession of, and the Trustee, by such officers or agents as it may appoint, may enter upon and take possession of, the Mortgaged Property; and the Trustee may hold, operate and manage the Mortgaged Property and make all needful repairs and such renewals, replacements, betterments and improvements  as  to  the Trustee shall  seem  prudent;  and  the
Trustee may receive the rents, issues, profits, revenues and other income of the Mortgaged Property, to the extent, if any, that the same shall not then constitute Excepted Property; and, after deducting the costs and expenses of entering, taking possession, holding, operating and managing the Mortgaged Property, as well as payments for insurance and taxes and other proper charges upon the Mortgaged Property prior to the Lien of this Indenture and reasonable compensation to itself, its agents and counsel, the Trustee may apply the same as provided in
Section 806. Whenever all that is then due in respect of the principal of and premium, if any, and interest, if any, on the Securities and under any of the terms of this Indenture shall have been paid and all defaults hereunder shall have been cured, the Trustee shall surrender possession of the Mortgaged Property to the Company.

SECTION 1524.  Power of Sale; Suits for Enforcement.

          In addition to those provisions contemplated by Article Eight, if an Event of Default shall have occurred and be continuing, the Trustee, by such officers or agents as it shall appoint, with or without entry, in its discretion may, subject to the provisions of Section 812 and if and to the extent permitted by law:

           (a) sell, subject to any mandatory requirements of applicable law, the Mortgaged Property as an entirety, or in such parcels as the Holders of a majority in principal amount of the Securities then Outstanding shall in writing request, or in the absence of such request, as the Trustee may determine, to the highest bidder at public auction at such place and at such time (which sale may be adjourned by the Trustee from time to time in its discretion by announcement at the time and place fixed for such sale, without further notice) and upon such terms as the Trustee may fix and briefly specify in a notice of sale to be published once in each week for four successive weeks prior to such sale in an Authorized Publication in each Place of Payment for the Securities of each series; or

           (b) proceed to protect and enforce its rights and the rights of the Holders of Securities under this Indenture by sale pursuant to judicial proceedings or by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the foreclosure of this Indenture or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Holders of Securities.

SECTION 1525.  Incidents of Sale.

          In addition to those provisions contemplated by Article
Eight, upon any sale of any of the Mortgaged Property, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by law:

          (a) the principal amount (or, if any of the Securities are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all Outstanding Securities, if not previously due, shall at once become and be immediately due and payable, together with premium, if any, and accrued interest, if any, thereon;

          (b) any Holder or Holders of Securities or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Securities or claims for interest thereon in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Securities, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show partial payment;

           (c) the Trustee may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

           (d) the Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property so sold; and for that purpose it may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons, firms or corporations with like power, the Company hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof; but, if so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

           (e) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Company of, in and to the property so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all persons claiming or who may claim the property sold or any part thereof from, through or under the Company; and

           (f) the receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money and such purchaser or purchasers and his or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or non-application thereof.

SECTION 1526.  Receiver.

          In addition to those provisions contemplated by Article Eight, if an Event of Default shall have occurred and, during the continuance thereof, the Trustee shall have commenced judicial proceedings to enforce any right under this Indenture, the Trustee shall, to the extent permitted by law, be entitled, as against the Company, without notice or demand and without regard to the adequacy of the security for the Securities or the solvency of the Company, to the appointment of a receiver of the Mortgaged Property.

SECTION 1527.  Suits for Enforcement by Trustee.

          In addition to those provisions contemplated by Article Eight, the Trustee shall, to the extent permitted by law, be entitled to sue and recover judgment as aforesaid either before, during or after the pendency of any proceedings for the enforcement of the Lien of this Indenture, and in case of a sale of the Mortgaged Property or any part thereof and the application of the proceeds of sale as aforesaid, the Trustee, in its own name and as trustee of an express trust, shall be entitled to enforce payment of, and to receive, all amounts then remaining due and unpaid upon the Securities then Outstanding for principal, premium, if any, and interest, if any, for the benefit of the Holders thereof, and shall be entitled to recover judgment for any portion of the same remaining unpaid, with interest as aforesaid. No recovery of any such judgment by the Trustee and no levy of any execution upon any such judgment upon any of the Mortgaged Property or any other property of the Company shall affect or impair the Lien of this Indenture upon the Mortgaged Property or any part thereof or any rights, powers or remedies of the Trustee hereunder, or any rights, powers or remedies of the Holders of the Securities.

SECTION 1528.  Application of Money Collected.

          So long as this Article remains in effect, this Section will replace Section 806. Any money collected by the Trustee pursuant to this Article, including any rents, profits, revenues and other income collected pursuant to Section 1523 (after the deductions therein provided) and any proceeds of any sale (after deducting the costs and expenses of such sale, including a reasonable compensation to the Trustee, its agents and counsel, and any taxes, assessments or Liens prior to the Lien of this Indenture, except any thereof subject to which such sale shall have been made), whether made under any power of sale herein granted or pursuant to judicial proceedings, and any money collected by the Trustee under Sections 1508 and 1517, together with, in the case of an entry or sale or as otherwise provided herein, any other sums then held by the Trustee as part of the Mortgaged Property, shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           First:   To the payment of all undeducted amounts  due
     the Trustee under Section 907;

           Second: To the payment of the whole amount then due and unpaid upon the Outstanding Securities for principal and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such
     Securities, then to the payment of such principal and interest, if any, thereon without any preference or priority, ratably according to the aggregate amount so due and unpaid, with any balance then remaining to the payment of premium, if any, and, if so specified as contemplated by
     Section 301 with respect to the Securities of any series, or any Tranche thereof, interest, if any, on overdue premium, if any, and overdue interest, if any, ratably as aforesaid, all to the extent permitted by applicable law; provided, however, that any money collected by the Trustee pursuant to Sections 1508 and 1517 in respect of interest and Section 1523 shall first be applied to the payment of interest accrued on the principal of Outstanding Securities; and

          Third: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 1529.  Rights and Remedies - Additional Provision.

          In addition to those provisions contemplated by Article Eight, anything in Article Eight to the contrary notwithstanding, the availability of the remedies set forth therein (on an individual or cumulative basis) and the procedures set forth therein relating to the exercise thereof shall be subject to (a) the law (including, for purposes of this paragraph, general principles of equity) of any jurisdiction wherein the Mortgaged Property or any part thereof is located to the extent that such law is mandatorily applicable and (b) the rights of the holder of any Lien prior to the Lien of this Indenture, and, if and to the extent that any provision of Article Eight conflicts with any provision of such applicable law and/or with the rights of the holder of any such prior Lien, such provision of law and/or the rights of such holder shall control.

SECTION 1530.  Control by Holders of Securities.

          So long as this Article remains in effect, this Section will replace Section 812. If an Event of Default shall have occurred and be continuing, the Holders of a majority in principal amount of the Securities then Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that

           (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate, and

           (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 1531.  Waiver of Past Defaults.

          So long as this Article remains in effect, this Section will replace Section 813. Before any sale of any of the Mortgaged Property and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Securities then Outstanding may on behalf of the Holders of all the Securities then Outstanding waive any past default hereunder and its consequences, except a default

           (a) in the payment of the principal of or premium, if any, or interest, if any, on any Security Outstanding, or

          (b) in respect of a covenant or provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of any series or Tranche affected.

           Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 1532. Additional Supplemental Indentures Without Consent of Holders

            In  addition  to  those  provisions  contemplated  by
Section 1201, without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (a) to correct or amplify the description of any property at any time subject to the Lien of this Indenture; or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the Lien of this Indenture; or to subject to the Lien of this Indenture additional property (including property of Persons other than the Company); or

           (b) to exclude from the Lien of this Indenture any kind of character of property, provided, that any Mortgaged Property of such kind or character shall have been released from the Lien of this Indenture or shall be subject to a release application to the Trustee; or

          (c) to amend and restate this Indenture, as originally executed and delivered and as it may have been subsequently amended, in its entirety to read substantially as this Indenture with the deletion of the Granting Clauses, this Article Fifteen and all references to "Mortgaged Property" and the "Lien" of the Indenture.

          Prior to the execution and delivery by the Trustee of a supplemental indenture described in clause (c) above, the Company shall deliver to the Trustee:

                    (i) a Company Order requesting execution and delivery by the Trustee of such supplemental indenture;

                    (ii) an Officer's Certificate stating that:

                                         (x)  to the knowledge of
                         the signer, no Event of Default has occurred or is continuing; and

                                         (y)   (i)  the Company's
                         Charter   has  been  duly   amended   to
                         eliminate   the  restrictions   on   the
                         issuance  of  unsecured indebtedness  by
                         the Company contained in the Charter; or
                         (ii)  all  of  the preferred  securities
                         which   have   the   benefit   of   such
                         restrictions have been paid, retired  or
                         redeemed;  or  (iii)  holders  of   such
                         preferred  securities consent  to  amend
                         the   Charter   for   the   purpose   of
                         eliminating such restrictions.

           Upon the execution and delivery of a supplemental indenture described in clause (c) above, (a) the Lien of this Indenture shall be deemed to have been satisfied and discharged,
(b) the Trustee shall assign, transfer and otherwise turn over to the Company the Mortgaged Property (other than money and Eligible Obligations held by the Trustee pursuant to Section 703), (c) the Trustee shall execute and deliver to the Company such deeds and other instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence such satisfaction, discharge, assignment and transfer and (d) the Company shall, as promptly as practicable, give notice to all Holders of such satisfaction and discharge in the same manner as notice of redemption.

SECTION  1533.   Additional  Supplemental  Indenture  Restriction
Requiring the Consent of Holders.

            In  addition  to  those  provisions  contemplated  by
Section 1202, no supplemental indenture shall (except by virtue of a supplemental indenture described in clause (b) in
Section 1532) terminate the Lien of this Indenture on all or substantially all of the Mortgaged Property or deprive the Holders of the benefit of the Lien of this Indenture, without, in any such case, the consent of the Holders of all Securities then Outstanding.

SECTION 1534.  Satisfaction and Discharge of Indenture.

           Upon satisfaction and discharge of this Indenture as provided in Section 702, the Trustee shall release, quitclaim and otherwise turn over to the Company the Mortgaged Property (other than money and Eligible Obligations held by the Trustee pursuant to Section 703) and shall execute and deliver to the Company such deeds and other instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence such release and quitclaim and the satisfaction and discharge of this Indenture.

SECTION  1535.   Company may Consolidate, etc., Only  on  Certain
Terms.

           So long as this Article remains in effect, Sections 1535, 1536, 1537, 1538 and 1539 will replace the provisions of Article Eleven. The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer or lease, subject to the Lien of this Indenture, the Mortgaged Property as or substantially as an entirety to any Person, unless:

           (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such corporation being hereinafter sometimes called the "Successor Corporation") and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and satisfactory to the Trustee, which:

                     (i)  in the case of a consolidation, merger,
          conveyance or other transfer, or in the case of a lease if the term thereof extends beyond the last Stated Maturity of the Securities then Outstanding, contains an assumption by the Successor Corporation of the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities then Outstanding and the performance and observance of every covenant and condition of this Indenture to be performed or observed by the Company, and

                     (ii) in the case of a consolidation, merger,
          conveyance or other transfer, contains a grant, conveyance, transfer and mortgage by the Successor Corporation, of the same tenor of the Granting Clauses herein,

                               (A)   confirming the Lien of  this
               Indenture on the Mortgaged Property (as constituted immediately prior to the time such transaction became effective) and subjecting to the Lien of this Indenture all property, real, personal and mixed, thereafter acquired by the Successor Corporation which shall constitute an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part thereof, and, at the election of the Successor Corporation,

                              (B)  subjecting to the Lien of this
               Indenture such property, real, personal or mixed, in addition to the property described in subclause
               (A) above, then owned or thereafter acquired by the Successor Corporation as the Successor Corporation shall, in its sole discretion, specify or describe therein,

                and the Lien confirmed or created by such grant, conveyance, transfer and mortgage shall have force, effect and standing similar to those which the Lien of this Indenture would have had if the Company had not been a party to such consolidation, merger, conveyance or other transfer or lease and had itself, after the time such transaction became effective, purchased, constructed or otherwise acquired the property subject to such grant, conveyance, transfer and mortgage;

           (b) in the case of a lease, such lease shall be made expressly subject to termination by the Company or by the Trustee at any time during the continuance of an Event of Default, and also by the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or pursuant to judicial proceedings; and

          (c) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each of which shall state that such consolidation, merger, conveyance or other transfer or lease, and such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

           As used in Sections 1535, 1537 and in Section 1520(d), the terms "improvement", "extension" and "addition" shall be limited to (a) with respect to real property subject to the Lien of this Indenture, any item of personal property which has been so affixed or attached to such real property as to be regarded a part of such real property under applicable law and (b) with respect to personal property subject to the Lien of this
Indenture, any improvement, extension or addition to such personal property which (i) is made to maintain, renew, repair or improve the function of such personal property and (ii) is physically installed in or affixed to such personal property.

SECTION 1536.  Successor Corporation Substituted.

            Upon any consolidation or merger or any conveyance or other transfer, subject to the Lien of this Indenture, of the Mortgaged Property as or substantially as an entirety in accordance with Section 1535, the Successor Corporation shall succeed to, and be substituted for, and may exercise every power and right of, the Company under this Indenture with the same effect as if such Successor Corporation had been named as the "Company" herein.

            All Securities so executed by the Successor Corporation, and authenticated and delivered by the Trustee, shall in all respects be entitled to the benefit of the Lien of this Indenture equally and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.

SECTION  1537.   Extent of Lien Hereof on Property  of  Successor
Corporation.

           Unless, in the case of a consolidation, merger, conveyance or other transfer contemplated by Section 1535, the indenture supplemental hereto contemplated in clause (b)(ii) in
Section 1535, or any other indenture, contains a grant, conveyance, transfer and mortgage by the Successor Corporation as described in subclause (B) thereof, neither this Indenture nor such supplemental indenture shall become or be, or be required to become or be, a Lien upon any of the properties then owned or thereafter acquired by the Successor Corporation except properties acquired from the Company in or as a result of such transaction and improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any part or parts thereof.

SECTION  1538.   Release  of  Company upon  Conveyance  or  Other
Transfer.

           In the case of a conveyance or other transfer to any Person or Persons as contemplated in Section 1535, upon the satisfaction of all the conditions specified in Section 1535 the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Indenture and on and under all Securities then Outstanding unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge.

SECTION 1539.  Merger into Company; Extent of Lien Hereof.

           (a) Nothing in this Indenture shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation or any conveyance or other transfer or lease, subject to the Lien of this Indenture, of any part of the Mortgaged Property which does not constitute the entirety, or substantially the entirety, thereof.

           (b) Unless, in the case of a consolidation or merger described in subsection (a) of this Section, an indenture supplemental hereto shall otherwise provide, this Indenture shall not become or be, or be required to become or be, a Lien upon any of the properties acquired by the Company in or as a result of such transaction or any improvements, extensions or additions to such properties or any renewals, replacements or substitutions of or for any part or parts thereof.
                   _________________________

           This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              ARKANSAS POWER & LIGHT COMPANY



                              By:_________________________________

[SEAL]

ATTEST:


_______________________

                              CHEMICAL BANK, Trustee



                              By:_________________________________

[SEAL]

ATTEST:


_______________________

STATE OF _____________________     )
                                   ) ss.:
COUNTY OF ___________________      )


           On  the  _____  day  of  _________,  ____,  before  me
personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is the _________________________ of Arkansas Power & Light Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                 ________________________________
                                         Notary Public
                                        [Notarial Seal]



STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


           On  the  _____  day of ____________, ____,  before  me
personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is a _________________ of Chemical Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                ________________________________
                                         Notary Public
                                        [Notarial Seal]

                                                     EXHIBIT A


[All real property subject to the lien of the Mortgage as of the date hereof and all personal property and fixtures included on the Company's books as electric utility plant]


                       Excepted Property

           Expressly excepting and excluding, however, from the Lien of this Indenture all right, title and interest of the Company in and to the following property, whether now owned or hereafter acquired (herein sometimes called "Excepted Property"):

           (a) all cash on hand or in banks or other financial institutions, deposit accounts, shares of stock, interests in general or limited partnerships, bonds, notes, evidences of indebtedness and other securities not hereafter paid or delivered to, deposited with or held by the Trustee hereunder or required so to be;

           (b) all contracts, leases, operating agreements, and other agreements of whatsoever kind and nature; all contract rights, bills, notes and other instruments and chattel paper (except to the extent that any of the same constitute securities, in which case they are separately excepted from the Lien of this Indenture under clause (a) above); all revenues, income and earnings, all accounts, accounts receivable and unbilled revenues, and all rents, tolls, issues, product and profits, claims, credits, demands and judgments; all governmental and other licenses, permits, franchises, consents and allowances; all patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights, claims, credits, chooses in action and other intangible property and general intangibles including, but not limited to, computer software;

           (c)   all  automobiles, buses, trucks,  truck  cranes,
     tractors, trailers and similar vehicles and movable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment; all parts, accessories and supplies used in connection with any of the foregoing; and all personal property of such character that the perfection of a security interest therein or other Lien thereon is not governed by the Uniform Commercial Code as in effect in the jurisdiction in which such property is located;

           (d) all goods, stock in trade, wares, merchandise and inventory held for the purpose of sale or lease in the ordinary course of business; all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the Mortgaged Property; all fuel, including nuclear fuel, whether or not any such fuel is in a form consumable in the operation of the Mortgaged Property, including separate components of any fuel in the forms in which such components exist at any time before, during or after the period of the use thereof as fuel; all hand and other portable tools and equipment; all furniture and furnishings; and computers and data processing, data storage, data transmission, telecommunications and other facilities, equipment and apparatus, which, in any case, are used primarily for administrative or clerical purposes or are otherwise not necessary for the operation or maintenance of the facilities, machinery, equipment or fixtures;

          (e) all coal, ore, gas, oil and other minerals and all timber, and all rights and interests in any of the foregoing, whether or not such minerals or timber shall have been mined or extracted or otherwise separated from the land; and all electric energy, gas (natural or artificial), steam, water and other products generated, produced, manufactured, purchased or otherwise acquired by the Company;

           (f) all real property, leaseholds, gas rights, wells, gathering, tap or other pipe lines, or facilities, equipment or apparatus, in any case used or to be used primarily for the production or gathering of natural gas; and

           (g) all leasehold interests held by the Company as lessee.

     provided, however, that (x) if, at any time after the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 914 or any receiver, shall have entered into possession of all or substantially all of the Mortgaged Property, all the Excepted Property described or referred to in the foregoing clauses (b), (c) and (d), then owned or held or thereafter acquired by the Company, to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, shall immediately, and, in the case of any Excepted Property described or referred to in clause
     (f), to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, upon demand of the Trustee or such other trustee or receiver, become subject to the Lien of this Indenture to the extent not prohibited by law or by the terms of any other Lien on such Excepted Property, and the Trustee or such other trustee or receiver may, to the extent not prohibited by law or by the terms of any such other Lien (and subject to the rights of the holders of all such other Liens), at the same time likewise take possession thereof, and (y) whenever all Events of Default shall have been cured and the possession of all or substantially all of the Mortgaged Property shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the Lien hereof to the extent set forth above; it being understood that the Company may, however, subject to the Lien of this Indenture any Excepted Property, whereupon the same shall cease to be Excepted Property.

                                                        EXHIBIT B


          The amendment of clause (c) of subdivision (4) of
     Section 59 of the Mortgage to read substantially as follows:

               (c) the principal amount of each bond or fraction of bond to the authentication and delivery of which the Company shall be entitled under the provisions of Section 26 or 10/6 of the principal amount of each bond or fraction of bond to the authentication and delivery of which the Company shall be entitled under the provisions of Section 29 hereof, by virtue of compliance with all applicable provisions of said
     Section 26 or Section 29, as the case may be (except as hereinafter in this Section otherwise provided) the application for such release shall operate as a waiver by the Company of such right to the authentication and delivery of each such bond or fraction thereof on the basis of which right such property is released and to such extent no such bond or fraction thereof may thereafter be authenticated and delivered hereunder, and any such bonds or Qualified Lien Bonds which have been made the basis of any such right to the authentication and delivery of bond(s) or fraction of a bond so waived shall be deemed to have been made the basis of the release of such property;

     (a) The amendment of Section 60 of the Mortgage by inserting "(I)" before the word "Unless" in the first line thereof, and by adding a subsection (II) at the end of Section 60 to read substantially as follows:

               (II) Unless the Company is in default in the payment of the interest on any bonds then Outstanding hereunder or one or more of the Defaults defined in Section 65 hereof shall have occurred and be continuing, the Company may obtain the release of any of the Mortgaged and Pledged Property that is not Funded Property, except cash then held by the Corporate Trustee (provided, however, that Qualified Lien Bonds deposited with the Corporate Trustee shall not be released or surrendered except as provided in Article IX hereof and obligations secured by purchase money mortgage deposited with the Corporate Trustee shall not be released except as provided in Section 61 hereof), and the Corporate Trustee shall release all its right, title and interest in and to the same from the Lien hereof upon application of the Company and receipt by the Corporate Trustee of the following (in lieu of complying with the requirements of Section 59 hereof):

                    (1)  an Officers' Certificate complying
          with the requirements of Section 121 hereof and describing in reasonable detail the property to be released and requesting such release, and stating:

                              (a)  that the Company is not in
               default in the payment of interest on any bonds then Outstanding hereunder and that no Default has occurred and is continuing;

                              (b)  that the Company has
               decided to release from the Lien hereof the property to be released;

                              (c)  that the property to be
               released is not Funded Property;

                              (d)  that (except in any case
               where a governmental body or agency has exercised a right to order the Company to divest itself of such property) such release is in the opinion of the signers desirable in the conduct of the business of the Company; and

                              (e)  the amount of cash and/or
               principal amount of obligations secured by purchase money mortgage received or to be received for any portion of said property sold to any Federal, State, County, Municipal or other governmental bodies or agencies or public or semi-public corporations, districts, or authorities;

                    (2)  an Engineer's Certificate, made and
          dated not more than ninety (90) days prior to the date of such application, stating:

                              (a)  the fair value, in the
               opinion of the signers, of the property (or securities) to be released;

                              (b)  that in the opinion of the
               signers such release will not impair the security under this Indenture in contravention of the provisions hereof; and

                              (c)  that the Company has
               Property Additions constituting property that is not Funded Property (not including the Property Additions then being released) of a Cost or fair value to the Company (whichever is less) of not less than one dollar ($1) (after making any deductions and any additions pursuant to the provisions of
               Section 4 hereof) after deducting the Cost of the property then being released;

                    (3)  an Opinion of Counsel complying with
          the requirements of Section 121 hereof and stating that all conditions precedent provided for in this Indenture relating to the release of the property in question have been complied with; and

                    (4)  in case the Corporate Trustee is
          requested to release any franchise, an Opinion of Counsel complying with the requirements of Section 121 hereof and stating that in his or their opinion such release will not impair to any material extent the right of the Company to operate any of its remaining properties.

          (b) The amendment of clause (a) of subdivision (3) of Section 59 to read substantially as follows:

               (a) that the Company has decided to release from the Lien hereof the property to be released;

          (c) The amendment of clause (b) of subdivision (4) of Section 59 to delete the words "that no such application for release may be based in whole or in part upon Property Additions acquired, made or constructed more than five years prior to the last day of the calendar month immediately preceding the date of such application, and provided, further,"

          The amendment of clause (5) on page 331 of the Mortgage to add after the word "royalties;" substantially the following text:

          any property (other than cash [, Class A Bonds] or purchase money mortgage obligations delivered to the Trustee hereunder), whether real, personal or mixed, of a character which does not come within the definition of Property Additions contained in Section 4 hereof without regard to whether such property was acquired by the Company before or after June 30, 1994 or actually constructed or created before or after such date; any property released from the Lien hereof pursuant to the provisions hereof without regard to whether such property is still owned by the Company;

          The amendment of Article XIX of the Mortgage to read substantially as follows:

                          ARTICLE XIX.

                                   Meetings and Consents of
Bondholders.

               SECTION 107.
     Modifications and alterations of this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or of the rights of the holders of bonds and coupons issued hereunder may be made as provided in this Article XIX.

               SECTION 108.  The Corporate Trustee may at any
     time call a meeting of the holders of bonds of one or more, or all, series and it shall call such a meeting on written request of the Company, given pursuant to a Resolution of its Board of Directors, or a resolution of the holders of a majority or more in principal amount of the bonds of such series Outstanding hereunder, considered as one class, at the time of such request. In the event of the Corporate Trustee's failing for ten (10) days to call a meeting after being thereunto requested by the Company or bondholders as above set forth, holders of Outstanding bonds in the amount above specified in this Section or the Company, pursuant to Resolution of its Board of Directors, may call such meeting. Every such meeting called by and at the instance of the Corporate Trustee shall be held in the Borough of Manhattan, The City of New York, or with the written approval of the Company, at any other place in the United States of America, and written notice thereof, stating the place and time thereof and in general terms the business to be submitted, shall be mailed by the Corporate Trustee not less than thirty (30) days before such meeting (a) to each registered holder of bonds of the series in respect of which such meeting is being called, then Outstanding hereunder addressed to him at his address appearing on the registry books, (b) to all other holders of bonds of such series then Outstanding hereunder the names and addresses of whom are preserved by the Corporate Trustee as required by the provisions of Section 43 hereof and (c) to the Company addressed to it at _____________________ (or at such other address as may be designated by the Company from time to time), and, if any bonds of such series shall not be in fully registered form, shall be published by the Corporate Trustee at least once a week for four (4) successive calendar weeks immediately preceding the meeting, upon any secular day of each such calendar week, which need not be the same day of each week, in a Daily Newspaper, printed in the English language, and published and of general circulation in The City of New York; provided, however, that, if such notice by publication shall have been given, the mailing of such notice to any bondholders shall in no case be a condition precedent to the validity of any action taken at such meeting. Any meeting of holders of the bonds of one or more, or all, series shall be valid without notice if the holders of all bonds of such series then Outstanding hereunder are present in person or by proxy and if the Company and the Corporate Trustee are present by duly authorized representatives, or if notice is waived in writing before or after the meeting by the Company, the holders of all bonds of such series Outstanding hereunder and by the Corporate Trustee, or by such of them as are not present in person or by proxy.

               SECTION 109.  Officers and nominees of the
     Corporate Trustee and of the Company and of the Co-Trustee or their or its nominees may attend such meeting, but shall not as such be entitled to vote thereat. Attendance by bondholders may be in person or by proxy. In order that the holder of any bond payable to bearer and his proxy may attend and vote without producing his bond, the Corporate Trustee, with respect to any such meeting, may make and from time to time vary such regulations as it shall think fit for deposit of bonds with, (i) any bank or trust or insurance company, or
     (ii) any trustee, secretary, administrator or other proper officer of any pension, welfare, hospitalization, or similar fund or funds, or (iii) the United State of America, any Territory thereof, the District of Columbia, any State of the United States, any municipality in any State of the United States or any public instrumentality of the United States, any State or Territory, or (iv) any other person or corporation satisfactory to the Corporate Trustee, and for the issue to the persons depositing the same of certificates by such depositaries entitling the holders thereof to be present and vote at any such meeting and to appoint proxies to represent them and vote for them at any such meeting in the same way as if the persons so present and voting, either personally or by proxy, were the actual bearers of the bonds in respect of which such certificates shall have been issued and any regulations so made shall be binding and effective. A bondholder in any of the foregoing categories may sign such a certificate in his own behalf. In lieu of or in addition to providing for such deposit, the Corporate Trustee may, in its discretion, permit such institutions to issue certificates stating that bonds were exhibited to them, which certificates shall entitle the holders thereof to vote at any meeting only if the bonds with respect to which they are issued are not produced at the meeting by any other person and are not at the time of the meeting registered in the name of any other person. Each such certificate shall state the date on which the bond or bonds in respect of which such certificate shall have been issued were deposited with or exhibited to such institution and the series, maturities and serial numbers of such bonds. A bondholder in any of the foregoing categories may sign such a certificate in his own behalf. In the event that two or more such certificates shall be issued with respect to any bond or bonds, the certificate bearing the latest date shall be recognized and be deemed to supersede any certificate or certificates previously issued with respect to such bond or bonds. If any such meeting shall have been called under the provisions of Section 108 hereof, by bondholders or by the Company, and the Corporate Trustee shall fail to make regulations as above authorized, then regulations to like effect for such deposit, or exhibition of bonds and the issue of certificates by (i) any bank or trust or insurance company, or (ii) any trustee, secretary, administrator or other proper officer of any pension, welfare, hospitalization, or similar fund or funds, or (iii) by the United States of America, any Territory thereof, the District of Columbia, any State of the United States, any municipality in any State of the United States or any public instrumentality of the United States, any State or Territory shall be similarly binding and effective for all purposes hereof if adopted or approved by the bondholders calling such meeting or by the Board of Directors of the Company, if such meeting shall have been called by the Company, provided that in either such case copies of such regulations shall be filed with the Corporate Trustee. A bondholder in any of the foregoing categories may sign such a certificate in his own behalf.

               SECTION 110.  Subject to the restrictions
     specified in Sections 109 and 113 hereof, any registered holder of bonds Outstanding hereunder and any holder of a certificate provided for in Section 109 hereof relating to bonds Outstanding hereunder, in either case of the series in respect of which a meeting shall have been called, shall be entitled in person or by proxy to attend and vote at such meeting as a holder of the bonds registered or certified in the name of such holder without producing such bonds. All others seeking to attend or vote at such meeting in person or by proxy must, if required by any authorized representative of the Corporate Trustee or the Company or by any other bondholder, produce the bonds claimed to be owned or represented at such meeting and every one seeking to attend or vote shall, if required as aforesaid, produce such further proof of bond ownership or personal identity as shall be satisfactory to the authorized representative of the Corporate Trustee, or if none be present then to the Inspectors of Votes hereinafter provided for. Proxies shall be witnessed or in the alternative may (a) have the signature guaranteed by a bank or trust company or a registered dealer in securities,
     (b) be acknowledged before a Notary Public or other officer authorized to take acknowledgements, or (c) have their gen uineness otherwise established to the satisfaction of the Inspector of Votes. All proxies and certificates presented at any meeting shall be delivered to said Inspectors of Votes and filed with the Corporate Trustee.

               SECTION 111.  Persons nominated by the
     Corporate Trustee if it is represented at the meeting shall act as temporary Chairman and Secretary, respectively, of the meeting, but if the Corporate Trustee shall not be represented or shall fail to nominate such persons or if any person so nominated shall not be present, the bondholders and proxies present shall by a majority vote of bonds represented elect another person or other persons from those present to act as temporary Chairman and/or Secretary. A permanent Chairman and a permanent Secretary of such meeting shall be elected from those present by the bondholders and proxies present by a majority vote of bonds represented. The Corporate Trustee, if represented at the meeting, shall appoint two Inspectors of Votes who shall decide as to the right of anyone to vote and shall count all votes cast at such meeting, except votes on the election of a Chairman and Secretary, both temporary and permanent, as aforesaid, and who shall make and file with the permanent Secretary of the meeting their verified written report in duplicate of all such votes so cast at said meeting. If the Corporate Trustee shall not be represented at the meeting or shall fail to nominate such Inspectors of Votes or if either Inspector of Votes fails to attend the meeting, the vacancy shall be filled by appointment by the permanent Chairman of the meeting.

               SECTION 112.  The holders of a majority in
     aggregate principal amount of the bonds Outstanding hereunder of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of holders of bonds of such series; and provided, further, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the holders of a specified percentage which is less than a majority in principal amount of the bonds of such series Outstanding hereunder, considered as one class, the holders of such specified percentage in principal amount of the bonds of such series Outstanding hereunder, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of holders of bonds of such series, be dissolved. In any other case the meeting may be adjourned for such period or periods as may be determined by the chairman of the meeting prior to the adjournment thereof.

               SECTION 113.  Any modification or alteration of
     this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or the rights of the holders of bonds and/or coupons issued hereunder in any particular may be made at a meeting of bondholders duly convened and held in accordance with the provisions of this Article, but only by resolution duly adopted by the affirmative vote of the holders of a majority in principal amount of the bonds Outstanding hereunder, considered as one class (or, if such modification or alteration shall directly affect the holders of bonds of one or more, but less than all, series then Outstanding hereunder, then the affirmative vote only of the holders of a majority in aggregate principal amount of the bonds of the series so directly affected then Outstanding hereunder, considered as one class), when such meeting is held, and in every case approved by Resolution of the Board of Directors of the Company as hereinafter specified; provided, however, that no such modification or alteration shall, without the consent of the holder of any bond issued hereunder affected thereby, permit (1) the extension of the maturity of the principal of, or interest on, such bonds, or (2) the reduction in such principal or the rate of interest thereon or any other modification in the terms of payment of such principal or interest, or (3) the creation of any lien ranking prior to, or on a parity with, the Lien of this Indenture with respect to any of the Mortgaged and Pledged Property, or (4) the deprivation of any non-assenting bondholder of a lien upon the Mortgaged and Pledged Property for the security of his bonds (subject only to Excepted Encum brances) or (5) the reduction of the percentage required by the provisions of this Section for the taking of any action under this Section with respect to any bond Outstanding hereunder. For all purposes of this Article, the Trustees shall be entitled to rely upon an Opinion of Counsel with respect to the extent, if any, as to which any action taken at such meeting affects the rights under this Indenture or under any indenture supplemental hereto of any holders of bonds then Outstanding hereunder.

               Bonds owned and/or held by and/or for account of and/or for the benefit or interest of the Company, or any corporation of which the Company shall own twenty-five per centum (25%) or more of the outstanding voting stock, shall not be deemed Outstanding for the purpose of any vote or of any calculation of bonds Outstanding in Article XVI hereof or in this Article XVIII or for the purpose of the quorum provided for in Section 112 of this Article; provided, however, that bonds so owned or held which have been pledged in good faith may be regarded as Outstanding for purposes of this paragraph if the pledgee establishes to the satisfaction of the Corporate Trustee the pledgee's right to vote or give consents with respect to such bonds and that the pledgee is not the Company or a corporation of which the Company shall own twenty-give per centum (25%) or more of the outstanding voting stock. For all purposes of this Indenture, the Cor porate Trustee, the Chairman and Secretary of any meeting held pursuant to the provisions of this Article XIX and the Inspectors of Votes at any such meeting shall (unless the fact is challenged at such meeting by any holder of bonds Outstanding hereunder entitled to vote at such meeting and a contrary fact is established) be entitled conclusively to rely upon a notification in writing by the Company, specifying the principal amount of bonds Outstanding hereunder owned by or held by or for the account of or for the benefit or interest of the Company or any corporation of which the Company shall own twenty-five per centum (25%) or more of the outstanding voting stock, or stating that no such bonds are so owned or held. In case the meeting shall have been called otherwise than on the written request of the Company, the Corporate Trustee shall be entitled conclusively to assume that none of the bonds Outstanding hereunder is so owned or held unless a notification by the Company is furnished as in this paragraph provided or unless the fact is challenged at such meeting by any holder of bonds Outstanding hereunder and a contrary fact is established.

               SECTION 114.  A record in duplicate of the
     proceedings of each meeting of bondholders shall be prepared by the permanent Secretary of the meeting and shall have attached thereto the original reports of the Inspectors of Votes, and affidavits by one or more persons having knowledge of the facts showing a copy of the notice of the meeting, and showing that said notice was mailed and published as provided in Section 108 hereof. Such record shall be signed and verified by the affidavit of the permanent Chairman and the permanent Secretary of the meeting, and one duplicate thereof shall be delivered to the Company and the other to the Corporate Trustee for preservation by the Corporate Trustee. Any record so signed and verified shall be proof of the matters therein stated, and if such record shall also be signed and verified by the affidavit of a duly authorized representative of the Corporate Trustee, such meeting shall be deemed conclusively to have been duly convened and held and such record shall be conclusive, and any resolution or proceeding stated in such record to have been adopted or taken, shall be deemed conclusively to have been duly adopted or taken by such meeting. A true copy of any resolution adopted by such meeting shall be mailed by the Corporate Trustee to all holders of bonds Outstanding hereunder, the names and addresses of whom are then preserved by the Corporate Trustee pursuant to the provisions of Section 43 hereof, and proof of such mailing by the affidavit of some person having knowledge of the fact shall be filed with the Corporate Trustee, but failure to mail copies of such resolution as aforesaid shall not affect the validity thereof. No such resolution shall be binding until and unless such resolution is approved by Resolution of the Board of Directors of the Company, of which such Resolution of approval, if any, it shall be the duty of the Company to file a copy certified by the Secretary or an Assistant Secretary of the Company with the Corporate Trustee, but if such Resolution of the Board of Directors of the Company is adopted and a certified copy thereof is filed with the Corporate Trustee, the resolution so adopted by such meeting shall (to the extent permitted by law) be deemed conclusively to be binding upon the Company, the Trustees and the holders of all bonds and coupons issued hereunder, at the expiration of sixty (60) days after such filing, except in the event of a final decree of a court of competent jurisdiction setting aside such resolution, or annulling the action taken thereby in a legal action or equitable proceeding for such purposes commenced within such sixty (60) day period; provided, however, that no such resolution of the bondholders, or of the Company, shall in any manner be so construed as to change or modify any of the rights, immunities, or obligations of the Trustees or either of them without their, its or his written assent thereto.

               SECTION 115. Bonds authenticated and delivered after the date of any bondholders' meeting may bear a notation in form approved by the Corporate Trustee as to the action taken at meetings of bondholders theretofore held, and upon demand of the holder of any bond Outstanding at the date of any such meeting and presentation of his bond for the purpose at the principal office of the Corporate Trustee, the Company shall cause suitable notation to be made on such bond by endorsement or otherwise as to any action taken at any meeting of bondholders theretofore held. If the Company or the Corporate Trustee shall so determine, new bonds so modified as in the opinion of the Corporate Trustee and the Board of Directors of the Company to conform to such bondholders' resolution shall be prepared, authenticated and delivered, and upon demand of the holder of any bond then Outstanding and affected thereby shall be exchanged without cost to such bondholders for bonds then Outstanding hereunder upon surrender of such bonds with all unmatured coupons, if any, appertaining thereto. The Company or the Corporate Trustee may require bonds Outstanding to be presented for notation or exchange as aforesaid if either shall see fit to do so. Instruments supplemental to this Indenture embodying any modification or alteration of this Indenture or of any indenture supplemental hereto made at any bondholders' meeting and approved by Resolution of the Board of Directors of the Company, as aforesaid, may be executed by the Trustees and the Company and upon demand of the Corporate Trustee, or if so specified in any resolution adopted by any such bondholders' meeting, shall be executed by the Company and the Trustees.

               Any instrument supplemental to this Indenture executed pursuant to the provisions of this Section, shall comply with all applicable provisions of the Trust Indenture Act of 1939 as in force on the date of the execution of such supplemental indenture.

               SECTION 116. (A) Anything in this Article XIX contained to the contrary notwithstanding, the Corporate Trustee shall receive the written consent (in any number of instruments of similar tenor executed by bondholders or by their attorneys appointed in writing) of the holders of a majority in principal amount of the bonds Outstanding hereunder, considered as one class (or, if any action proposed to be taken shall directly affect the holders of bonds of one or more, but less than all, series then Outstanding hereunder, then the consent only of the holders of a majority in aggregate principal amount of bonds of the series so directly affected then Outstanding hereunder, considered as one class), at the time the last such needed consent is delivered to the Corporate Trustee, in lieu of the holding of a meeting pursuant to this Article XIX and in lieu of all action at such a meeting and with the same force and effect as a resolution duly adopted in accordance with the provisions of Section 113 hereof.

               (B) Instruments of consent shall be witnessed or in the alternative may (a) have the signature guaranteed by a bank or trust company or a registered dealer in securities,
     (b) be acknowledged before a Notary Public or other officer authorized to take acknowledgments, or (c) have their genuineness otherwise established to the satisfaction of the Corporate Trustee.

               The amount of bonds payable to bearer, and the series and serial numbers thereof, held by a person executing an instrument of consent (or whose attorney has executed an instrument of consent in his behalf), and the date of his holding the same, may be proved by exhibiting the bonds to and obtaining a certificate executed by (i) any bank or trust or insurance company organized under the laws of the United States of America or of any State thereof, or (ii) any trustee, secretary, administrator or other proper officer of any pension, welfare, hospitalization or similar fund or funds, or (iii) the United States of America, any Territory thereof, the District of Columbia, any State of the United States, any municipality in any State of the United States or any public instrumentality of the United States, or of any State or of any Territory, or (iv) any other person or corporation satisfactory to the Corporate Trustee. A bondholder in any of the foregoing categories may sign a certificate in his own behalf.

               Each such certificate shall be dated and shall state in effect that as of the date thereof a coupon bond or bonds bearing a specified serial number or numbers was exhibited to the signer of such certificate. The holding by the person named in any such certificate of any bonds speci fied therein shall be presumed to continue unless (1) any certificate bearing a later date issued in respect of the same bond shall be produced, (2) the bond specified in such certificate (or any bond or bonds issued in exchange or substitution for such bond) shall be produced, or (3) the bond specified in such certificate shall be registered as to principal in the name of another holder or shall have been surrendered in exchange or a fully registered bond registered in the name of another holder. The Corporate Trustee may nevertheless in its discretion require further proof in cases where it deems further proof desirable. The ownership of registered bonds shall be proved by the registry books.

               (C) Until such time as the Corporate Trustee shall receive the written consent of the necessary per centum in principal amount of the bonds required by the provisions of subsection (A) above for action contemplated by such consent, any holder of a bond, the serial number of which is shown by the evidence to be included in the bonds the holders of which have consented to such action, may, by filing written notice with the Corporate Trustee at its principal office and upon proof of holding as provided in subsection (B) above, revoke such consent so far as it concerns such bond. Except as aforesaid, any such action taken by the holder of any bond shall be conclusive and binding upon such holder and upon all future holders of such bond (and any bond issued in lieu thereof or exchanged therefor), irrespective of whether or not any notation of such consent is made upon such bond, and in any event any action taken by the holders of the percentage in aggregate principal amount of the bonds specified in subsection (A) above in connection with such action shall be conclusively binding upon the Company, the Corporate Trustee and the holders of all the bonds.

          The amendment of Section 5 to replace the first two paragraphs thereof with three paragraphs reading substantially as follows:

               The term "Funded Property Certificate" shall mean an Independent Engineer's Certificate delivered to the Corporate Trustee, within ninety days after the date thereof,

                    (A) stating the aggregate principal amount of bonds then Outstanding under this Indenture;

                    (B) stating the aggregate principal amount of bonds which the Company is then entitled to have authenticated and delivered by compliance with the provisions of Section 29 hereof;

                    (C) stating an amount equal to 10/7 of the sum of the amounts stated in clauses (A) and (B) above;

                    (D) describing all or any portion of the Mortgaged and Pledged Property which, in the opinion of the signers, has an aggregate Fair Value not less than the amount stated in clause (C) above.

               The term "Funded Property" shall mean:

                    (1) all Mortgaged and Pledged Property
          described in the most recent Funded Property Certificate delivered to the Corporate Trustee;

                    (2) all Property Additions to the extent that the same shall have been made the basis of the authentication and delivery of bonds under this Indenture after the date of the most recent Funded Property Certificate delivered to the Corporate Trustee;

                    (3) all Property Additions to the extent that the same shall have been made the basis of the release of property from the Lien of this Indenture after the date of the most recent Funded Property Certificate delivered to the Corporate Trustee, subject, however, to the provisions of
          Section 59 hereof;

                    (4) all Property Additions to the extent that the same shall have been substituted (otherwise than under the release or cash withdrawal provisions hereof) for Funded Property retired after the date of the most recent Funded Property Certificate delivered to the Corporate Trustee; and

                    (5) all Property Additions to the extent that the same shall have been made the basis of the withdrawal of any Funded Cash as hereinafter defined after the date of the most recent Funded Property Certificate delivered to the Corporate Trustee, except to the extent that any such Property Additions shall no longer be deemed to be Funded Property in accordance with the provisions of other Sections of this Indenture.

               In the event that in any certificate filed with the Corporate Trustee in connection with any of the transactions referred to in clauses (2), (3) and (5) of this Section only a part of the Cost or fair value of the Property Additions described in such certificate shall be required for the purposes of such certificate, then such Property Additions shall be deemed to be Funded Property only to the extent so required for the purpose of such certificate.

          Collateral Trust Provisions

          (a) The amendment of Section 2 of the Mortgage to add at the end of such Section ____ new paragraphs, reading substantially as follows:

               "Class A Bonds" means bonds or other
obligations now or hereafter issued and Outstanding under any Class A Mortgage or Mortgages.

               "Class A Mortgage" means each mortgage or deed of trust or similar indenture, as amended and supplemented from time to time, (i) to which any corporation that is subsequently merged into or consolidated with the Company was a party at the time of such merger or consolidation or (ii)(A) which constitutes a Lien on property conveyed or otherwise transferred to the Company and (B) the obligations of the mortgagor under which have been duly assumed by the Company, and, in the case of either (i) or (ii) above, which is hereafter designated an additional Class A Mortgage in an indenture supplemental hereto executed and delivered in accordance with Section 136.

               "Stated Maturity", when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

               "Tranche" means a group of bonds which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

               "Outstanding", when used with respect to Class
A Bonds, has the meaning specified in the related Class A
Mortgage.

          (b)  The amendment of clause (c) in the last
paragraph of Section 5 to add substantially the following text:

          any cash received by the Trustee from the payment of the principal of Class A Bonds delivered to and held by the Trustee pursuant to Sections 130 and 131;

          (c)  The amendment of clause (iii) of subparagraph
(B) of the first paragraph of Section 7 to read substantially as follows:

                              (iii) all Qualified Lien Bonds
               which will be Outstanding immediately after the authentication of the bonds then applied for in pending applications, including the application in connection with which such certificate is made; all Class A Bonds Outstanding under Class A Mortgages at the date of such certificate, except any delivered to and held by the Trustee pursuant to Sections 130 and 131 and except any for the payment or redemption of which the bonds applied for are to be issued; provided, however, that, if the Outstanding Class A Bonds of any series bear interest at a variable rate or rates, then the interest requirement on the Class A Bonds of such series shall be determined by reference to the rate or rates in effect on the date next preceding the date of the initial authentication and delivery of the bonds then applied for in the application in connection with which the Net Earning Certificate is made; and

          (d) The amendment of Section 36 of the Mortgage to add the words "and the liens of Class A Mortgages" after the words "other than Excepted Encumbrances" in such Section and to add the words "(including, but not limited to the lien of any Class A Mortgage)" after the words "any lien thereon at the time of the acquisition thereof" in such Section.

          (e)  The amendment of the Mortgage to add a new
Article XXI to read substantially as follows:

                          ARTICLE XXI

                 Class A Bonds; Additional Class A Mortgages;
                 Issuance of Bonds on the Basis of Class A Bonds
                 Discharge of Class A Mortgage

 SECTION 130. Issuance of Bonds on the Basis of Class A Bonds.

                                        (a)  Bonds of any one
or more series may be authenticated and delivered on the basis of, and in an aggregate principal amount not exceeding, the aggregate principal amount of Class A Bonds delivered to the Trustee for such purpose.

                                        (b)  Bonds of any
series shall be authenticated and delivered by the Trustee on the basis of the delivery to the Trustee of Class A Bonds which have not theretofore been made the basis of the authentication and delivery of bonds hereunder, upon receipt by the Trustee of:

                                             (i)  Class A
          Bonds (A) maturing (or being subject to mandatory redemption) on such dates and in such principal amounts that, at each Stated Maturity of the bonds of such series (or the Tranche thereof then to be authenticated and delivered), there shall mature (or be redeemed) Class A Bonds equal in principal amount to the bonds of such series or Tranche then to mature and (B) containing, in addition to any mandatory redemption provisions applicable to all Class A Bonds Outstanding under the related Class A Mortgage and any mandatory redemption provisions contained therein pursuant to clause (A) above, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the bonds of such series or Tranche or for the redemption thereof at the option of the Holder; it being expressly understood that such Class A Bonds (X) may, but need not, bear interest, (Y) may, but need not, contain provisions for the redemption thereof at the option of the Company, any such redemption to be made at a redemption price or prices not less than the principal amount thereof and (Z) shall be held by the Trustee in accordance with Article XXI;

                    (ii) the documents with respect to the
          bonds of such series specified in clauses (1), (2), (6), (8) and (10) of Section 28; provided, however, that no Net Earnings Certificate shall be required to be delivered if there shall be delivered an Officers' Certificate to the effect that such Class A Bonds have been authenticated and delivered under the related Class A Mortgage on the basis of retired Class A Bonds; and

                    (iii)     an Opinion of Counsel to the
          effect that:

                              (A)  the form or forms of such
               Class A Bonds have been duly authorized by the Company and have been established in conformity with the provisions of the related Class A Mortgage;

                              (B)  the terms of such Class A
               Bonds have been duly authorized by the Company and have been established in conformity with the provisions of the related Class A Mortgage; and

                              (C)  (I) such Class A Bonds have
               been duly authenticated and delivered by the trustee under the related Class A Mortgage and (II) when the bonds to be authenticated and delivered on the basis of the delivery to the Trustee of such Class A Bonds shall have been authenticated and delivered by the Trustee in accordance with this Indenture and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Class A Bonds will constitute valid obli gations of the Company, entitled to the benefit of the Lien of such Class A Mortgage equally and ratably with all other Class A Bonds then Outstanding under such Class A Mortgage.

               No bonds shall be authenticated or delivered under Section 29 hereof on the basis of any retired bonds theretofore authenticated and delivered on the basis of Class A Bonds pursuant to this Section until the Class A Mortgage under which such Class A Bonds were delivered has been discharged pursuant to the provisions thereof.

     SECTION 131. Registration and Ownership of Class A Bonds.

               Class A Bonds delivered to the Trustee pursuant to Section 130 shall be registered in the name of the Trustee or its nominee and shall be owned and held by the Trustee, subject to the provisions of this Indenture, for the benefit of all bonds from time to time Outstanding, and the Company shall have no interest therein. The Trustee shall be entitled to exercise all rights of securityholders under each Class A Mortgage either in its discretion or as otherwise provided in this Article or in Article XIII.

     SECTION 132.  Payments on Class A Bonds.

               (a) Any payment by the Company of principal of or premium or interest on any Class A Bonds delivered to and held by the Trustee pursuant to Sections 130 and 131 shall be applied by the Trustee to the payment of any principal, premium or interest, as the case may be, in respect of the bonds which is then due, and, to the extent of such application, the obligation of the Company hereunder to make such payment in respect of the bonds shall be deemed to have been satisfied and discharged.

               If, at the time of any such payment of
principal of Class A Bonds delivered to and held by the Trustee pursuant to Sections 130 and 131, there shall be no principal then due in respect of the bonds, such payment in respect of such Class A Bonds shall be deemed to constitute Funded Cash and shall be held by the Trustee as part of the Mortgaged and Pledged Property, to be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 130; and thereafter the bonds authenticated and delivered on the basis of such Class A Bonds shall, to the extent of such payment of principal, be deemed to have been authenticated and delivered on the basis of the deposit of cash.

               If, at the time of any such payment of premium or interest on Class A Bonds delivered to and held by the Trustee pursuant to Sections 130 and 131, there shall be no premium or interest, as the case may be, then due in respect of the bonds, such payment in respect of such Class A Bonds shall be remitted to the Company upon receipt by the Trustee of a Company Order requesting the same, together with an Officers' Certificate stating that no Default has occurred and is continuing; provided, however, that, if a Default shall have occurred and be continuing, such proceeds shall be held as part of the Mortgaged Property until such Default shall have been cured or waived.

               (b)  Any payment by the Company hereunder of
principal of or premium or interest on bonds which shall have been authenticated and delivered upon the basis of the delivery to the Trustee of Class A Bonds (other than by the application of the proceeds of a payment in respect of such Class A Bonds) shall, to the extent thereof, be deemed, for all purposes of this Indenture, to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of such Class A Bonds which is then due.

               (c)  The Trustee hereby waives notice of any
redemption of Class A Bonds delivered to it pursuant to
Section 402.

     SECTION 133.  Surrender of Class A Bonds.

               At the time any bonds which shall have been authenticated and delivered on the basis of the delivery to the Trustee of Class A Bonds cease to be Outstanding (other than as a result of the application of the proceeds of the payment or redemption of such Class A Bonds), the Trustee shall surrender to, or upon the order of, the Company an equal principal amount of such Class A Bonds.

     SECTION 134.  No Transfer of Class A Bonds.

               Anything in this Indenture to the contrary notwithstanding, the Trustee shall not sell, assign or otherwise transfer any Class A Bonds delivered to and held by it pursuant to Sections 130 and 131 except to a successor trustee under this Indenture and except as provided in Section
133. The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the placing of a legend on each such Class A Bond and the issuance of stop-transfer instructions to the trustee under the related Class A Mortgage or any other transfer agent thereunder.

     SECTION 135.  Voting of Class A Bonds.

               The Trustee shall, as the holder of Class A
Bonds delivered to and held by it pursuant to Sections 130 and 131, attend such meeting or meetings of bondholders under each Class A Mortgage or, at its option, deliver its proxy in con nection therewith, as relate to matters with respect to which it, as such holder, is entitled to vote or consent. So long as no Default hereunder shall have occurred and be continuing, either at any such meeting or meetings, or otherwise when the consent of the holders of the Class A Bonds Outstanding under any Class A Mortgage is sought without a meeting, the Trustee shall vote as holder of Class A Bonds delivered to and held by it pursuant to Sections 130 and 131 which were delivered under such Class A Mortgage, or shall consent with respect thereto, as follows:

                    (a)  with respect to any amendments or
          modifications of any Class A Mortgage, the Trustee shall vote all such Class A Bonds delivered under such Class A Mortgage, or shall consent with respect thereto, proportionately with the vote or consent of the holders of all other Class A Bonds Outstanding under such Class A Mortgage the holders of which are eligible to vote or consent, as indicated in a Class A Bondholder's Certificate delivered to the Trustee.

               For purposes of this Section, "Class A
Bondholder's Certificate" means a certificate signed by the temporary chairman, the temporary secretary, the permanent chairman, the permanent secretary, or an inspector of votes at any meeting or meetings of bondholders under a Class A Mortgage, or by the trustee under such Class A Mortgage in the case of consents of such bondholders which are sought without a meeting, which states what the signer thereof reasonably believes will be the proportionate votes or consents of the holders of all Class A Bonds (other than the Class A Bonds delivered to and held by the Trustee pursuant to Sections 130 and 131) outstanding under such Class A Mortgage and counted for the purposes of determining whether such bondholders have approved or consented to the matter put before them.

     SECTION 136.  Designation of Additional Class A
Mortgages.

               (a) In the event that, after the date of the execution and delivery of this Indenture, a corporation which was the mortgagor under a mortgage, deed of trust or similar indenture shall have merged into or consolidated with the Company, or shall have conveyed or otherwise transferred property to the Company subject to the lien of such a mortgage, deed of trust or similar indenture and the Company shall have duly assumed and agreed to perform and pay all the obligations of the mortgagor thereunder, such mortgage, deed of trust or similar indenture may be designated an additional Class A Mortgage upon delivery to the Trustee of the following:

                    (i)  a Company Order authorizing the
          designation of such mortgage, deed of trust or similar indenture as an additional Class A Mortgage;

                    (ii) an Officers' Certificate (A) stating that no event has occurred and is continuing which entitles the trustee under such mortgage, deed of trust or similar indenture to accelerate the maturity of the obligations outstanding thereunder, (B) reciting the aggregate principal amount of obligations theretofore issued under such mortgage, deed of trust or similar indenture and the aggregate principal amount of obligations then outstanding thereunder and (C) either (1) stating that the terms of such mortgage, deed of trust or similar indenture, as then in effect, do not permit the issuance of obligations thereunder upon the basis of property additions in a principal amount exceeding seventy per centum (70%) of the balance of the cost or fair value of such property additions to the issuer thereof (whichever shall be less) after making deductions and additions similar to those provided for in Section 4, or (2) in the event that the statements contained in clause (1) above cannot be made, stating that the Company has irrevocably waived its right to the authentication and delivery of further obligations under such mortgage, deed of trust or similar indenture (I) on any basis, in a principal amount equal to the excess of (x) the aggregate principal amount of obligations then outstanding under such mortgage, deed of trust or similar indenture which were issued on the basis of property additions or on the basis of the retirement of obligations which were issued (whether directly or indirectly when considered in light of the successive issuance and retirement of obligations) on the basis of property additions over (y) an amount equal to seventy per centum (70%) of the aggregate Dollar amount of property additions certified as the basis for the issuance of such obligations then outstanding and (II) on the basis of property additions, in a principal amount exceeding seventy per centum (70%) of the balance of the Cost or Fair Value to the Company thereof (whichever shall be less) after making deductions and additions similar to those provided for in
          Section 4; and

                    (iii)     an Opinion or Opinions of
          Counsel to the effect that (A) the corporation that was the mortgagor under such mortgage, deed of trust or similar indenture has been duly and lawfully merged into or consolidated with the Company or has duly and lawfully conveyed or otherwise transferred property to the Company; (B) the Company has duly assumed and agreed to perform and pay the obligations of the mortgagor under such mortgage, deed of trust or similar indenture; (C) such mortgage, deed of trust or similar indenture constitutes a lien upon the property described therein subject to no lien prior thereto except liens generally of the character of Excepted Encumbrances and liens permitted under Section 36 to exist or to be hereafter created; (D) this Indenture constitutes, or, upon the delivery of, and/or the filing and/or the recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a lien on the property described in such mortgage, deed of trust or similar indenture which is generally of the character described in the definition of Property Additions in Section 4 of this Indenture and which was acquired by the Company from such corporation by virtue of such merger, consolidation, conveyance or other transfer, subject to no lien thereon prior to the lien of this Indenture except the lien of such mortgage, deed of trust or similar indenture, Excepted Encumbrances, liens generally of the character permitted to exist or to be hereafter created under
          Section 36 and, to the extent, if any, specified in such opinion, the lien of any existing Class A Mortgage; (E) the terms of such mortgage, deed of trust or similar indenture, as then in effect, do not permit the further issuance of obligations thereunder except on the basis of property additions generally of the character of Property Additions, the retirement or deposit of outstanding obligations, the deposit of prior lien obligations or the deposit of cash; (F) either (1) the terms of such mortgage, deed of trust or similar indenture, as then in effect, do not permit the further issuance of obligations thereunder upon the basis of property additions in a principal amount exceeding seventy per centum (70%) of the balance of the Cost or the Fair Value to the Company thereof (whichever shall be less) after making deductions and additions similar to those provided for in
          Section 4, or, if such is not the case, (2) that the waivers contemplated by clause (ii)(C)(2) above have been duly made;
          (G) in the case of a conveyance or other transfer to the Company of property subject to the lien of such mortgage, deed of trust or similar indenture, no person, corporation or other entity (other than the Company) has the right to issue or redeem obligations secured by, or to obtain the release of property from the lien of, such mortgage, deed of trust or similar indenture; and (H) the indenture supplemental hereto referred to in clause (i) of subsection (b) of this Section complies with the requirements of said clause (i), and the indenture supplemental to such mortgage, deed of trust or similar indenture referred to in clause (ii) of subsection (b) of this Section complies with the requirements of said clause
          (ii).

               (b)  At such time as there shall have been
executed and delivered and properly recorded and filed:

                    (i)  an indenture supplemental hereto (A)
          in which such mortgage, deed of trust or similar indenture has been designated as an additional Class A Mortgage and (B) by which the Company has specifically imposed the lien of this Indenture upon properties of the character of Property Additions as defined in this Indenture which shall have been acquired by the Company from such corporation by virtue of the merger, consolidation, conveyance or other transfer (and later improvements, extensions and additions thereto and renewals and replacements thereof) as contemplated by Section 87 hereof; and

                    (ii) an indenture supplemental to such
          mortgage, deed of trust or similar indenture by which such mortgage, deed of trust or similar indenture has been amended to provide that, so long as the Trustee shall hold any obligations outstanding thereunder which were delivered to the Trustee as the basis for the authentication and delivery of bonds which remain Outstanding hereunder, a Default hereunder shall constitute a matured event of default thereunder; provided, however, that the waiver or cure of such Default hereunder and the rescission and annulment of the consequences thereof shall constitute a waiver of the corresponding event of default under such mortgage, deed of trust or similar indenture and a rescission and annulment of the consequences thereof, then such mortgage, deed of trust or similar indenture and all obligations issued and outstanding thereunder shall for all purposes hereof be treated as a Class A Mortgage and as Class A Bonds, respectively.

     SECTION 137.  Discharge of Class A Mortgage.

               The Trustee shall surrender for cancellation to the trustee under any Class A Mortgage all Class A Bonds delivered to and then held by it pursuant to Sections 130 and 131 which were delivered under such Class A Mortgage upon receipt by the Trustee of:

                    (a)  a Company Order requesting such
          surrender for cancellation of such Class A Bonds;

                    (b)  an Officers' Certificate to the
          effect that no Class A Bonds are Outstanding under such Class A Mortgage other than Class A Bonds delivered to and held by the Trustee pursuant to Sections 130 and 131 and that promptly upon such surrender such Class A Mortgage will be satisfied and discharged pursuant to the terms thereof;

                    (c)  an Engineer's Certificate

                              (i)  describing all property
               constituting Property Additions designated by the Company, in its discretion, to be deemed, on and after the date of such surrender for cancellation and for all purposes of this Indenture, to be Funded Property, such Property Additions to have, in the aggregate, a Cost (or as to Property Additions of which the Fair Value to the Company specified pursuant to subclause (viii) or clause (d) below is less than the Cost thereof, then such Fair Value in lieu of Cost) not less than ten-sevenths (10/7) of the aggregate principal amount of bonds which shall have been authenticated and delivered under
               Section 130 on the basis of Class A Bonds authenticated and delivered under such Class A Mortgage and which, at such date, remain Outstanding;

                              (ii) stating that all such
               property constitutes Property Additions;

                              (iii)     stating that such
               Property Additions are desirable for use in the conduct of the business of the Company;

                              (iv) stating that such Property
               Additions, to the extent of the Cost (or as to Property Additions of which the Fair Value to the Company specified pursuant to subclause (viii) or clause (d) below is less than the Cost thereof, then such Fair Value in lieu of Cost) thereof to be deemed to be Funded Property pursuant to this Section, do not constitute Funded Property;

                              (v)  stating, except as to
               Property Additions acquired, made or constructed wholly through the delivery of securities or other property, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein;

                              (vi) briefly describing, with
               respect to any Property Additions acquired, made or constructed in whole or in part through the delivery of securities or other property, the securities or other property so delivered and stating the date of such delivery;

                              (vii)     stating what part, if
               any, of such Property Additions included property which within six (6) months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value to the Company thereof, as of the date of such certificate, is less than Twenty-five Thousand Dollars ($25,000) and whether or not the Fair Value to the Company thereof, as of such date, is less than one per centum (1%) of the aggregate principal amount of bonds then Outstanding;

                              (viii)    stating, in the
               judgment of the signers, the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Engineer's Certificate pursuant to clause (d) below; provided, however, that if any such Property Additions shall have theretofore been certified to the trustee under such Class A Mortgage in connection with the authentication and delivery of Class A Bonds thereunder, the release of property, the withdrawal of cash or the satisfaction of the requirements of any sinking, improvement, maintenance, replacement or similar fund or analogous provision, then there may be stated, in lieu of the Fair Value to the Company of such Property Additions as of the date of such certificate, the Fair Value to the Company thereof as so certified to the trustee under such Class A Mortgage; it being understood that the Company may make allocations on a pro-rata or other reasonable basis for purposes of determining whether or not, and/or the extent to which, any such Property Additions shall have theretofore been so certified to the trustee under a Class A Mortgage; and

                              (ix) if any property included in
               such Property Additions is subject to easements, restrictions, exceptions or reservations of the character described in clause (e) of the definition of Excepted Encumbrances, stating that the same do not, in the judgment of the signers, materially impair the use by the Company of the Mortgaged Property considered as a whole; and

                              (x)  stating the lower of the
               Cost or the Fair Value to the Company of such Property Additions, as required to be stated in such Engineer's Certificate pursuant to clauses (i) and (viii) above, respectively;

                              (xi) stating the amount equal to
               seventy per centum (70%) of the amount required to be stated pursuant to clause (x) above; and

                              (xii) stating the aggregate
               principal amount of the bonds referred to in clause (i) above (such amount not to exceed the amount stated pursuant to clause (xi) above);

                    (d)  in case any Property Additions are
          shown by the Engineer's Certificate provided for in clause (c) above to include property which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value to the Company thereof, as of the date of such certificate, to be less than Twenty-five Thousand Dollars ($25,000) or less than one per centum (1%) of the aggregate principal amount of bonds then Outstanding, an Independent Engineer's Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Engineer's Certificate, of (x) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Engineer's Certificate provided for in clause (c) above and (y) any property so used or operated which has been subjected to the lien of this Indenture since the commencement of the then current calendar year as the basis for the authentication and delivery of bonds and as to which an Independent Engineer's Certificate has not previously been furnished to the Trustee;

                    (e)  in case any Property Additions are
          shown by the Engineer's Certificate provided for in clause (c) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, an Engineer's Certificate stating, in the judgment of the signers, the fair market value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

                    (f)  an Opinion of Counsel to the effect
          that:

                              (i)  this Indenture constitutes,
               or, upon (x) the satisfaction and discharge of such Class A Mortgage and/or (y) the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will constitute, a lien on all the Property Additions to be deemed to be Funded Property in accordance with this Section, subject to no lien thereon prior to the lien of this Indenture except Excepted Encumbrances; and

                              (ii) the Company has corporate
               authority to operate such Property Additions;

                    (g)  an Opinion of Counsel to the effect
          that upon satisfaction and discharge of such Class A Mortgage the lien of this Indenture on the property formerly subject to the lien of such Class A Mortgage, to the extent the same is part of the Mortgaged and Pledged Property, will be subject to no lien prior to the lien of this Indenture except Excepted Encumbrances and liens of the character permitted to exist or to be hereafter created under Section 36; and

                    (h)  copies of the instruments of
          conveyance, assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (f) above.

     SECTION 138. Defaults under Class A Mortgages.

               In addition to every other right and remedy provided herein, the Trustee may (but shall not be obligated to) exercise any right or remedy available to the Trustee in its capacity as owner and holder of Class A Bonds which arises as a result of a default or matured event of default under any Class A Mortgage, whether or not a Default shall then have occurred and be continuing.

               The Trustee shall give to the trustee under each Class A Mortgage a copy of each notice of default given to the bondholders pursuant to Section 66 hereof. In addition, the Trustee shall give to the bondholders copies of each notice of default under any Class A Mortgage given to the Trustee in its capacity as owner and holder of Class A Bonds delivered thereunder.

          The amendment of the Mortgage to add a new Section which reads substantially as follows:

               Section ____. Nothing in this Indenture shall prevent the Company from implementing a corporate division, whereby all or substantially all of the Company's assets and liabilities, including the bonds then Outstanding under this Indenture, are divided among two or more successor corporations, one of which may be the Company, provided that the following conditions are met:

               (A) the Company shall deliver an Independent
     Engineer's Certificate to the Trustee, dated not more than ninety days prior to such corporate division,

                    (1) stating the Fair Value, in the opinion of the signers, of all Funded Property then owned by the Company;

                    (2) stating, with respect to each
          successor corporation, the Fair Value, in the opinion of the signers, of the Funded Property to be transferred to each such successor corporation in the corporate division;

                    (3) stating the Fair Value, in the opinion of the signers, of all of the Mortgaged and Pledged Property to be released from the Lien of this Indenture in such corporate division; and

                    (4) stating, that in the opinion of the
          signers, the release of the Mortgaged and Pledged Property to each successor corporation will not impair the security under this Indenture in contravention of the provisions hereof;

               (B) each of the successor corporations which receives any Mortgaged and Pledged Property in the corporate division shall adopt an indenture substantially identical to this Indenture, each such indenture to create a lien on the Mortgaged and Pledged Property received by such successor corporation to secure the payment of those bonds then Outstanding under this Indenture the payment of which is assumed by such successor corporation;

               (C) each of the successor corporations which receives any Funded Property shall assume the payment of certain bonds then Outstanding under this Indenture, the aggregate principal amount of such assumed bonds to be between ninety-nine per centum (99%) and one hundred one per centum (101%) of the product of the aggregate principal amount of all bonds then Outstanding under this Indenture multiplied by the amount stated in clause (2) above with respect to such successor corporation divided by the amount stated in clause
     (1) above;

               (D) the amount of bonds that the Company was entitled to have authenticated and delivered pursuant to the provisions of Section 29 hereof shall be allocated to the successor corporations under each of their respective indentures in the same proportion as bonds were assumed under clause (C) above;

               (E) the Company shall deliver to the Corporate
     Trustee an Opinion of Counsel, dated not more than ninety days prior to such corporate division,

                    (1) describing the instruments, documents and actions necessary to preserve the Lien of this Indenture on the Mortgaged and Pledged Property until the lien of the indenture of each successor corporation has been perfected with respect to so much of the Mortgaged and Pledged Property as is being transferred to such successor corporation in the corporate division,

                    (2) stating that, in the opinion of the
          signers, the bonds assumed by each successor corporation will be secured by a lien upon the Mortgaged and Pledged Property transferred to such successor corporation similar in character, validity and priority to the Lien of this Indenture immediately prior to such corporation division.

     The Trustees under this Indenture shall execute and deliver such instruments and other documents and take such other action as is described in the Opinion of Counsel described above to release from the Lien of this Indenture the Mortgaged and Pledged Property transferred to each such successor corporation in the corporate division effective as of the date of the imposition of the lien of the indenture described above on such Mortgaged and Pledged Property. The Corporate Trustee shall allocate and deliver any Funded Cash held by it as of the date of corporate division among the trustees for the indentures of the successor corporations in the same proportion that bonds are assumed under clause (C) above.

     Promptly after the implementation of the foregoing, the Company shall be released and discharged from any obligation to pay the principal or interest on any bond assumed by a successor corporation other than the Company and such assumed bonds shall be deemed to have been paid for purposes of
Section 106 of this Indenture.

          The amendment of Section 25 of the Mortgage to change the words "sixty per centum (60%)" to "seventy per centum (70%). The amendment of clause (c) of subdivision (4) of Section 59 to read as follows:

               (c) the principal amount of each bond or fraction of bond to the authentication and delivery of which the Company shall be entitled under the provisions of Section 26 or 10/7 of the principal amount of each bond or fraction of bond to the authentication and delivery of which the Company shall be entitled under the provisions of Section 29 hereof, by virtue of compliance with all applicable provisions of said
     Section 26 or Section 29, as the case may be (except as hereinafter in this Section otherwise provided) the application for such release shall operate as a waiver by the Company of such right to the authentication and delivery of each such bond or fraction thereof on the basis of which right such property is released and to such extent no such bond or fraction thereof may thereafter be authenticated and delivered hereunder, and any such bonds or Qualified Lien Bonds which have been made the basis of any such right to the authentication and delivery of bond(s) or fraction of a bond so waived shall be deemed to have been made the basis of the release of such property;

     (a) The amendment of subparagraph (A) of the first paragraph of Section 7 to substitute the words "eighteen (18)" for the words "fifteen (15)" in the second line.

          (b)  The amendment of clause (1) of clause (A) of
Section 7 to add after the word "revenues" substantially the following text:

          (which may include revenues subject when collected or accrued to possible refund at a future date)

          (c) The amendment of clause (8) of subparagraph (A) of the first paragraph of Section 7 to add after the word
"(net)" substantially the following text:

          , which may include any portion of the allowance for funds used during construction or any portion of the allowance for funds used for conservation expenditures (or any analogous amount), in either case, which is not included in "other income" (or any analogous item) in the Company's books of account

          (d)  The amendment of the second paragraph in
Section 7 (which begins with the words "In calculating such Adjusted Net Earnings ..." to add at the end of the first sentence thereof substantially the following text:

          and provided further that no deduction from revenues or income shall be made for expenses or provisions for any non-recurring charge to income of whatever kind or nature (including without limitation the recognition of expense due to the non-recoverability of investment), whether or not recorded as an extraordinary item in the Company's books of account, and no deduction from revenues or income shall be made for provisions for any refund of revenues previously collected or accrued subject to possible refund.

          (e)  The addition of a new paragraph at the end of
Section 7 to read substantially as follows:

               In calculating such Annual Interest
     Requirements (A) if any bonds issued hereunder, Qualified Lien Bonds and/or other indebtedness bear interest at a variable rate or rates, the Annual Interest Requirements thereon shall be determined by reference to the rate or rates in effect on the date next preceding the date of the initial authentication and delivery of the bonds then applied for in the application in connection with which the Net Earning Certificate is made,
     (B) if such bonds then applied for and/or any bonds applied for in any other pending application are to bear interest at a variable rate or rates, the Annual Interest Requirements thereon shall be determined by reference to the rate or rates to be in effect at the time of the initial authentication and delivery thereof, and (C) the Annual Interest Requirements on bonds issued or to be issued hereunder, Qualified Lien Bonds and any other indebtedness shall be determined by reference to the rate or rates at which such obligations are stated by their terms to bear simple interest, without regard to the effective interest cost to the Company of such obligations and without regard to the stated interest rate or rates upon, or the effective cost to the Company of, other obligations for which such obligations are or are to be pledged or otherwise delivered as security.

          The amendment of Section 86 of the Mortgage to add a new paragraph at the end reading substantially as follows:

               In case the Company, as permitted by Section 85 hereof, shall convey or transfer, subject to the Lien of this Indenture, all or substantially all of the Mortgaged and Pledged Property as an entirety to a successor corporation, the indenture described above in this Section may also provide for the release and discharge of the Company from all obligations under this Indenture or any bonds issued hereunder which are assumed by such successor corporation.

          The amendment of Section 102 of the Mortgage to insert immediately after the first paragraph thereof a new paragraph reading substantially as follows:

               So long as no event which is, or after notice or lapse of time, or both, would become, a Default (as defined in Section 65 hereof) shall have occurred and be continuing, if the Company shall have delivered to the Corporate Trustee
     (i) an instrument executed by order of its Board of Directors and duly acknowledged by proper officers of the Company appointing a successor Corporate Trustee, Individual Trustee or other trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor trustee, such trustee shall be deemed to have resigned as contemplated in
     Section 101, and such successor trustee shall be deemed to have been appointed pursuant to the first paragraph of this Section, all as of such date, and all other provisions of this Article shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this paragraph.

          The amendment of Section 120 of the Mortgage to read substantially as follows:

               SECTION 120. Anything in this Indenture to the contrary notwithstanding, without the consent of any holders of bonds, the Company and the Trustees, at any time and from time to time, may enter into one or more indentures supple mental hereto, in form satisfactory to the Trustees, for any of the following purposes:

                    (a)  to evidence the succession of another
          corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the bonds, all as provided in Article XVI hereof, or

                    (b)  to add one or more covenants of the
          Company or other provisions for the benefit of all holders of the bonds or for the benefit of the holders of, or to remain in effect only so long as there shall be Outstanding, bonds of one or more specified series, and to make the occurrence of a default in the performance of any of such additional covenants an additional "Default" under Section 65 permitting the enforcement of all or any of the several remedies provided in this Indenture, as herein set forth; provided, however, that in respect of any such additional covenant, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than those allowed in the case of other defaults) or may provide for an immediate enforcement upon such default, or may (subject to the provisions of applicable law) limit the remedies available to the Trustees upon such default; or to provide that the occurrence of one or more specified events shall constitute additional "Defaults" under Section 65 as if set forth therein, or to surrender any right or power herein conferred upon the Company, which additional "Default" or surrender may be limited so as to remain in effect only so long as bonds of one or more specified series shall remain Outstanding; or

                    (c)  to correct or amplify the description
          of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Trustees any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property; or

                    (d)  to change or eliminate any provision
          of this Indenture or to add any new provision to this Indenture; provided, however, that no such change, elimination or addition shall adversely affect the interests of the holders of bonds of any series in any material respect; or

                    (e)  to establish the form or terms of
          bonds of any series as contemplated by Article II; or

                    (f)  to provide for the procedures
          required to permit the Company to utilize, at its option, a non-certificated system of registration for all or any series of bonds; or

                    (g)  to change any place or places where
          (1) the principal of and premium, if any, and interest, if any, on all or any series of bonds shall be payable, (2) all or any series of bonds may be surrendered for registration of transfer, (3) all or any series of bonds may be surrendered for exchange and (4) notices and demands to or upon the Com pany in respect of all or any series of bonds and this Indenture may be served; or

                    (h)  to cure any ambiguity, to correct or
          supplement any provision herein which may be defective or inconsistent with any other provision herein; or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the holders of bonds of any series in any material respect.

               Without limiting the generality of the
     foregoing, if the Trust Indenture Act of 1939, as in effect at any time and from time to time,

                              (x)  shall require one or more
               changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to the Trust Indenture Act of 1939 as then in effect, and the Company and the Trustees may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof; or

                              (y)  shall permit one or more
               changes to, or the elimination of, any provisions hereof which shall theretofore have been required by the Trust Indenture Act of 1939 to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act of 1939, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustees may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof.

          The amendment of Section 59 of the Mortgage to delete the clause at the end of subdivision (4) beginning with the words
     "provided, however, that (i) no obligations ...." and ending with the words "... at such time Outstanding under this Indenture" and substituting therefor substantially the following:

          provided, however, that no obligations secured by purchase money mortgage upon any property being released from the Lien hereof shall be used as a credit in any application for such release unless the Company shall deliver to the Trustee a certificate or opinion of an engineer, appraiser or other expert as to the fair value of such purchase money mortgage obligations to the Company, and provided further, that if the fair value to the Company of such purchase money mortgage obligations and of all other securities (other than bonds authenticated and delivered hereunder) made the basis of any authentication and delivery of bonds hereunder, the withdrawal of any cash constituting part of the trust estate hereunder, or the release of any property or securities from the Lien hereof since the commencement of the then calendar year, as set forth in the certificates or opinions required by this clause, is ten per centum (10%) or more of the aggregate principal amount of the bonds at the time Outstanding under this Indenture, such certificate or opinion shall be made by an independent engineer, appraiser, or other expert; but such a certificate of an independent engineer, appraiser, or other expert shall not be required with respect to any purchase money mortgage obligations so deposited, if the fair value thereof to the Company as set forth in the certificate or opinion required by this clause is less than twenty-five thousand Dollars ($25,000) or less than one per centum (1%) of the aggregate principal amount of bonds at the time Outstanding under this Indenture.

          The amendment of Section 37 of the Mortgage to replace the words "Fifty Thousand Dollars ($50,000)" with the words "the greater of (A) Ten Million Dollars ($10,000,000) and (B) three per centum (3%) of the aggregate principal amount of bonds then Outstanding on the date of such particular loss" in each place such words appear in such Section.